UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PICO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MARCH 12, 2018

PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

[●], 2018

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders to be held on Thursday, May 3, 2018 at 10:00 am (PDT) at the Peppermill Resort, Valley View Suite, 17th Floor,, 2707 South Virginia Street, Reno, Nevada 89502.

Under the United States Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to our shareholders via this medium. The delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On [●], 2018, we intend to mail to our shareholders a Notice of Internet Availability of Proxy Materials which contains instructions on how to access our proxy statement and our Annual Report to Shareholders. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in the Notice of Annual Meeting and proxy statement.

Only shareholders of record, as of the close of business on March 9, 2018, are entitled to receive notice of, to attend in person, and to vote on matters to be presented at, the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet, telephone or mail (if you have requested and received a paper copy of the proxy materials by mail) in order to ensure the presence of a quorum. If you attend the meeting in person, you will, of course, have the right to revoke the proxy and vote your shares at that time. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

We look forward to the Annual Meeting of Shareholders and thank you for your support.

____________________
Maxim C.W. Webb
President, Chief Executive Officer, and Chairman

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED MARCH 12, 2018

PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PICO Holdings, Inc.’s (the “Company”) 2018 Annual Meeting of Shareholders will be held at the Peppermill Resort, Valley View Suite, 17th Floor, 2707 South Virginia Street, Reno, Nevada 89502 on Thursday, May 3, 2018 at 10:00 am (PDT) for the following purposes:

1.
ELECTION OF DIRECTORS.  To elect as directors the five nominees named in the proxy statement, Mr. Gregory Bylinsky, Ms. Dorothy Timian-Palmer, Mr. Eric H. Speron, Mr. Maxim C.W Webb and Ms. Nicole Weymouth to serve for one year until the Annual Meeting of Shareholders in 2019 and until their respective successors have been duly elected and qualified.

2.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. To vote, on an advisory basis, to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
3.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.

4.	RATIFICATION OF SECTION 382 RIGHTS AGREEMENT. To ratify the Company’s Section 382 Rights Agreement.
5.	To transact such other business as may be properly brought before the meeting and any adjournment of the meeting.

Our Board of Directors (the “Board”) recommends a vote for Items 1, 3, and 4, and for annual advisory voting on the compensation paid to the Company’s named executive officers in Proposal 2. Any action may be taken on the foregoing matters at the Annual Meeting of Shareholders on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed.

The Board fixed the close of business on March 9, 2018 as the record date for this Annual Meeting. Only shareholders of record of our common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting of Shareholders and at any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting of Shareholders, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum.

Registered holders may vote:

1.	By Internet: go to www.proxyvote.com;
2.	By toll-free telephone: call 1-800-690-6903; or
3.	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the proxy card in the postage-paid envelope.

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

Any proxy may be revoked by the submission of a later dated proxy or a written notice of revocation before close of voting at the Annual Meeting of Shareholders.

By Order of the Board of Directors,
____________________
Dated: [●], 2018	Maxim C.W. Webb President, Chief Executive Officer and Chairman
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 3, 2018
This proxy statement and the 2017 Annual Report are available at www.proxyvote.com

PICO HOLDINGS, INC.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 3, 2018

PICO Holdings, Inc.’s Board of Directors is soliciting proxies for the 2018 Annual Meeting of Shareholders. This proxy statement contains information about the items you will vote on at the Annual Meeting. This proxy statement and the form of proxy will be made available to shareholders on the Internet on or about [●], 2018. The meeting will be held at 10:00 am (PDT) on Thursday, May 3, 2018, at the Peppermill Resort, Valley View Suite 17th Floor, 2707 South Virginia Street, Reno, Nevada 89502.

The following matters will be considered at the Annual Meeting of Shareholders:

1.
To elect as directors the five nominees named herein, Mr. Gregory Bylinsky, Ms. Dorothy Timian-Palmer, Mr. Eric H. Speron, Mr. Maxim C.W. Webb and Ms. Nicole Weymouth to serve for one year until the Annual Meeting of Shareholders in 2019 and until their respective successors have been duly elected and qualified.

2.	To vote, on an advisory basis, to approve the compensation of the Company's named executive officers, as disclosed in this proxy statement.
3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.
4.	To ratify the Company’s Section 382 Rights Agreement.
5.	To transact such other business as may be properly brought before the meeting and any adjournment of the meeting.

Our principal executive office is located at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, and our telephone number is (888) 389-3222.

HOW TO ATTEND THE ANNUAL MEETING

This meeting will be held at 10:00 am (PDT) on Thursday, May 3, 2018, at the Peppermill Resort, Valley View Suite, 17th Floor, 2707 South Virginia Street, Reno, Nevada 89502. Directions to the Annual Meeting are posted on our website under “Events & Presentations” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

HOW TO VIEW THE ANNUAL MEETING

Shareholders of record, as of close of business on March 9, 2018, may view the meeting virtually and submit questions by visiting www.virtualshareholdermeeting.com/PICO2018. Shareholders will need their 16-digit control number provided on the voting form which is enclosed in the proxy notice materials. Other shareholders and interested persons may access the live webcast by registering as a guest. Shareholders viewing our annual meeting on the live webcast will not have the ability to vote through the webcast. For more information regarding voting procedures, please refer to the Voting Information section below.

SOLICITATION AND VOTING

Internet Availability of Annual Meeting Materials and Annual Report

We are making this proxy statement and our 2017 Annual Report to Shareholders, including our Annual Report on Form 10-K, for the year ended December 31, 2017 (which is not a part of our proxy soliciting materials), available to our shareholders electronically via the Internet. On [●], 2018, we intend to mail to our shareholders entitled to vote a Notice of Internet Availability of Proxy Materials directing shareholders to a web site where they can access our proxy statement and annual report and view instructions on how to vote via the Internet or by phone.

If you only received a Notice of Internet Availability of Proxy Materials and would like to receive an email copy or a paper copy of our proxy materials along with a proxy card, one can be requested by following the directions in your Notice of Internet Availability of Proxy Materials and requesting a copy by calling 1-800-579-1639, by Internet at www.proxyvote.com, or by sending us a written request at:

7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
Attention: Corporate Secretary

The Annual Report to Shareholders, including our Annual Report on Form 10-K for the year ended December 31, 2017 (which is not a part of our proxy solicitation materials), will be mailed with this proxy statement to those shareholders that request a copy of the proxy materials. For those shareholders that received the Notice of Internet Availability of Proxy Materials, this proxy statement and our annual report (including our Annual Report on Form 10-K, and the exhibits filed with it) are available at our website at www.proxyvote.com. Upon request by any shareholder using the instructions described above, we will promptly furnish a proxy card along with a copy of our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2017. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting of Shareholders.

Shareholders Sharing the Same Address

We have adopted a procedure called “householding,” which has been approved by the United States Securities and Exchange Commission (“SEC”). Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those shareholders that request a paper copy of proxy materials by mail, one copy of our Annual Report to Shareholders and this proxy statement, to multiple shareholders who share the same address (if they appear to be members of the same family), unless we have received contrary instructions from an affected shareholder. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If you are a registered stockholder and would like to have separate copies of the Notice of Internet Availability or proxy materials mailed to you in the future, you must submit a request to opt out of householding in writing to Morrow Sodali LLC (“Morrow”), at 470 West Avenue, Stamford, CT 06902, or call to 1-800-322-2885, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder, information regarding householding of proxy materials should have been forwarded to you by your bank or broker. Registered stockholders are those stockholders who maintain shares under their own names. Beneficial stockholders are those stockholders who have their shares deposited with a bank or brokerage firm.

Voting Information

Record Date. The record date for our Annual Meeting of Shareholders is March 9, 2018. On the record date, there were [●] shares of our common stock outstanding.

Voting Your Proxy. Only shareholders of record as of the close of business on the record date, March 9, 2018, are entitled to vote. Each share of common stock entitles the holder to one vote on all matters brought before the Annual Meeting. Shares held by our subsidiaries will not be voted at the Annual Meeting. Shareholders whose shares are registered in their own names may vote (1) in person at the Annual Meeting, (2) via the Internet at www.proxyvote.com, (3) by telephone at 1-800-690-6903 or (4) if you have requested and received a paper copy of the proxy materials by mail, by returning a proxy card before the Annual Meeting. If you would like to vote via the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on May 2, 2018 to be counted. Shareholders viewing our annual meeting on the live webcast will not have the ability to vote through the webcast and must vote using one of the four methods described above.

Proxies will be voted as instructed by the shareholder or shareholders granting the proxy. Unless contrary instructions are specified, if you complete and submit (and do not revoke) your proxy or voting instructions prior to the Annual Meeting, the shares of our common stock represented by the proxy will be voted (1) FOR the election of each of the five director candidates nominated by our Board of Directors; (2) FOR the approval of the advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in this proxy statement; (3) FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; (4) FOR the ratification of the Company’s Section 382 Rights Plan, as discussed in this proxy statement; and (5) in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.

Cumulative Voting. In voting for the election of directors, all shareholders have cumulative voting rights if at least one shareholder gives notice, whether at the Annual Meeting or prior to the voting, of the shareholder’s intention to cumulate votes. If cumulative voting is permitted in the election of directors, the proxy holders will have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes are to be cumulated. Accordingly, each shareholder may cumulate such voting power and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder’s votes on the same principle among two or more candidates, as such shareholder sees fit. If you are a shareholder of record and choose to cumulate your votes, you will need to submit a proxy card and make an explicit statement of your intent to cumulate your votes by so indicating in writing on the proxy card.

We will not accept any notice to cumulate by the Internet or telephone. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

Cumulative voting applies only to the election of directors. For all other matters, each share of common stock outstanding as of the close of business on March 9, 2018, the record date for the Annual Meeting of Shareholders, is entitled to one vote. If you vote by proxy card and sign your card with no further instructions, Mr. Maxim C.W. Webb and Mr. John T. Perri, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

Revoking Your Proxy. Shareholders may revoke their proxy for each matter to be voted on at the Annual Meeting by attending the Annual Meeting in person and voting (simply attending the meeting will not, by itself, revoke your proxy), or by granting a subsequent proxy via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the Annual Meeting. If you hold shares through a bank or brokerage firm, you may revoke any prior voting instructions by contacting that firm in advance of the close of polling for each matter to be voted on at the Annual Meeting of Shareholders.

Vote Required, Abstentions and Broker Non-Votes. The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting, which shall include all shares voted electronically via the Internet, or by telephone, is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a broker, bank or other shareholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters. All matters, except the proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm for 2018, are considered non-routine matters under the rules that govern brokers, and therefore brokers will have discretion to vote the shares without the beneficial owner’s instructions on that proposal only.

If a quorum is present, the five nominees for election as directors in proposal number 1 receiving the highest number of votes will be elected. Approval of the advisory resolution approving our executive compensation in proposal number 2, the ratification of the appointment of Deloitte & Touche LLP in proposal number 3, and the ratification of the Company’s Section 382 Rights Agreement in proposal number 4 requires the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on such matter.

Abstentions will be treated as votes “against” proposals 2, 3, and 4. Broker non-votes are not counted as votes for or against any of the proposals and are not considered votes cast, and will therefore have no effect on the outcome of the vote on any of the proposals.

Proxies and ballots will be received and tabulated by Broadridge Financial Solutions, Inc., which is also the inspector of elections for the Annual Meeting. Except for contested proxy solicitations or as required by law, proxy cards and voting tabulations that identify shareholders are kept confidential.

Expenses of Solicitation. We will bear the expense of assembling, preparing, printing, mailing and distributing the notices and these proxy materials, any additional soliciting materials furnished to shareholders, and soliciting votes. Proxies will be solicited by mail, telephone, personal contact, and electronic means and may also be solicited by directors, officers or employees (who will receive no additional compensation for their services in such solicitation) in person, by the Internet, by telephone or by facsimile transmission, without additional remuneration. We will compensate only independent third-party agents that are not affiliated with us but who solicit proxies. We have retained Morrow to act as a proxy solicitor in conjunction with the Annual Meeting, and we have agreed to pay them $10,000 plus reasonable out of pocket expenses, for proxy solicitation services. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. Your cooperation in promptly voting your shares and submitting your proxy by the Internet or telephone, or by completing and returning the proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.

Voting Results. We will announce preliminary results at the Annual Meeting and final results on a Form 8-K to be filed with the SEC within four business days after the meeting. If final results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended 8-K to publish the final results.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Mr. Bylinsky, Mr. Speron, and Ms. Weymouth were independent directors within the meaning set forth under applicable rules of the NASDAQ Stock Market. Ms. Timian-Palmer and Mr. Webb were not independent directors under those standards as Mr. Webb is an employee of our Company and Ms. Timian-Palmer is an employee of a wholly-owned subsidiary of our Company. The independent directors have regularly scheduled executive session meetings at which only the independent directors are present. During 2017, executive sessions were led by Mr. Silvers, Lead Independent Director, who was an independent director. Effective as of the Annual Meeting, the Board of Directors has appointed Mr. Speron, who is an independent director, to serve as Lead Independent Director. An executive session is held in conjunction with each regularly scheduled quarterly meeting and other sessions may be called by the Lead Independent Director in his own discretion or at the request of our Board of Directors.

Board Leadership Structure

The Corporate Governance and Nominating Committee is responsible for reviewing and making recommendations to our Board of Directors regarding the board’s leadership structure. The role of the Chairman is to manage the affairs of our Board of Directors, including ensuring that our Board of Directors is organized properly, functions effectively, and meets its obligations and responsibilities. The Chairman also develops agendas and presides at all meetings of our Board of Directors and shareholders. The Corporate Governance and Nominating Committee believes that combining the positions of Chief Executive Officer and Chairman helps to ensure that the Board of Directors and management act with a common purpose. In the Corporate Governance and Nominating Committee’s view, separating the positions of Chief Executive Officer and Chairman has the potential to interfere with good and timely decision-making with respect to our current business plan or weaken our ability to develop and implement strategy. Instead, the Corporate Governance and Nominating Committee believes that having a combined position of Chief Executive Officer and Chairman provides a single, clear chain of command to execute our strategic initiatives and business plan. In addition, the Corporate Governance and Nominating Committee believes that a combined Chief Executive Officer/Chairman is better positioned to act as a bridge between management and the Board of Directors, facilitating the regular flow of information to a small number of independent Board members. The Corporate Governance and Nominating Committee also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to an independent Chairman who may not have the same level of experience with the Company. Furthermore, at our Annual Meeting of Shareholders in 2017, our shareholders approved on an advisory basis, the combination of the Chairman of the Board of Directors and Chief Executive Officer positions.

The Board of Directors previously appointed Mr. Silvers as the Lead Independent Director to help reinforce the independence of the Board of Directors as a whole. Effective as of the Annual Meeting, the Board of Directors has appointed Mr. Speron, who is an independent director, to serve as Lead Independent Director. The position of Lead Independent Director has been structured to serve as an effective balance to a combined Chief Executive Officer/Chairman. The Lead Independent Director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board of Directors meetings, preside over Board of Directors meetings in the absence of the Chairman, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chairman and the independent directors, approve information sent to the Board of Directors, preside over any portions of Board of Directors meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, upon request, act as a liaison to shareholders. In addition, it is the responsibility of the Lead Independent Director to coordinate between the Board of Directors and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Board of Directors believes that the Lead Independent Director can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities. In addition, the Board of Directors believes that the Lead Independent Director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Chairman, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors. In light of the Chief Executive Officer’s extensive history with and knowledge of the Company, and because the Lead Independent Director is empowered to play a significant role in the Board of Directors’ leadership and in reinforcing the independence of the Board of Directors, we believe that it is advantageous for the Company to have a combined position of Chief Executive Officer and Chairman.

Role of the Board of Directors in Risk Oversight

Our Board of Directors as a group is responsible for all risk oversight of our Company and, as such, has full access to management so that it can maintain open and continuous communication that ensures that the risks associated with the various aspects of our Company are appropriately identified and addressed. In addition, each of our committees oversees a portion of the Company’s risk framework and controls. Our Compensation Committee reviews the risks associated with compensation incentives.

Our Audit Committee oversees the risks associated with (a) our financial statements, financial and liquidity risk exposures, including any material and pending legal proceedings and significant transactions, (b) fraud, (c) security of and risks related to information technology systems and procedures, and (d) related party transactions and actual and potential conflicts of interests. Our Corporate Governance and Nominating Committee oversees the policies and procedures related to director and management succession and transition.

In carrying out each of their responsibilities in overseeing the Company’s policies with respect to risk, the committees discuss the issues with internal personnel and third parties that they deem appropriate. After such review and discussions, the committees evaluate and report to our full Board of Directors each of their respective findings and recommendations. Our Board of Directors is ultimately responsible for the adoption of any such recommendations.

The Company’s leadership structure compliments our Board of Directors’ risk oversight function. The role of Lead Independent Director promotes effective consideration of matters presenting significant risks by management and directors. Our Board of Directors’ role of risk oversight has not specifically affected its leadership structure. Our Board of Directors regularly reviews its leadership structure and evaluates whether it is functioning effectively.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, all of which are, and during 2017 were, composed solely of independent directors. The committees operate pursuant to written charters, which are available on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

The following table sets forth the current members of each committee and the number of meetings held by each committee in 2017:

Name of Director	Audit	Compensation	Corporate Governance and Nominating
Mr. Maxim C.W. Webb (1)
Ms. Dorothy Timian-Palmer (1)
Mr. Daniel B. Silvers, Lead Independent Director (2)(3)	Member	Member	Chair
Mr. Eric H. Speron (2)(4)	Member	Chair	Member
Mr. Gregory Bylinsky	Chair	Member	Member
Ms. Nicole Weymouth (5)	Member	Member	Member
Number of meetings held in 2017	6	6	7

(1) Not an Independent Director
(2) Financial Expert
(3) Following the Annual Meeting, Mr. Silvers will cease to serve as a member of our Board of Directors or as a member of any committees.
(4) Effective as of the date of our Annual Meeting, Mr. Speron will serve as Lead Independent Director.
(5) Ms. Weymouth was appointed to the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee in March 2018.

Audit Committee. The Audit Committee consists of Mr. Bylinsky, Chairman, Mr. Silvers, Mr. Speron, and Ms. Weymouth, none of whom has been or is an officer or employee of our Company. Following the Annual Meeting, Mr. Silvers will cease to serve a s member of our Board of Directors and member of the Audit Committee. Each member of the Audit Committee, in the judgment of our Board of Directors, is independent within the meaning set forth under applicable rules of the NASDAQ stock market and Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).

The functions of the Audit Committee include: (a) overseeing our accounting and financial reporting processes; (b) meeting with the independent registered public accounting firm to review their reports on their audits of our financial statements, their comments on our internal control over financial reporting and the action taken by management with regard to such comments; (c) reviewing and approving all related persons transactions; (d) reviewing auditor independence; (e) issuing an Audit Committee report to the shareholders; and (f) the appointment of our independent registered public accounting firm and pre-approving all auditing and non-auditing services to be performed by such firm.

The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits to investigate any matter brought to its attention and to perform such other duties as may be assigned to it from time to time by our Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2017, its accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. A copy of the Audit Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Audit Committee Financial Experts. Our Board of Directors has determined that Mr. Silvers qualifies as an audit committee financial expert as defined in SEC rules.

Compensation Committee. The Compensation Committee consists of Mr. Speron, Chairman, Mr. Silvers, Mr. Bylinsky, and Ms. Weymouth. None of its members is or has been an officer or employee of our Company, and our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning set forth under applicable rules of the NASDAQ stock market. Following the Annual Meeting, Mr. Silvers will cease to serve a s member of our Board of Directors and member of the Compensation Committee.

The functions of the Compensation Committee include: (a) setting all executive compensation (including but not limited to salary, bonus, incentive compensation, equity awards, benefits and perquisites); (b) reviewing and making recommendations to our Board of Directors regarding our overall compensation philosophy, policies and plans; (c) assisting the Chairman of the Board in reviewing the compensation for non-employee directors, including making recommendations for changes in the compensation program; (d) reviewing and making recommendations to our Board of Directors with respect to the establishment and terms of incentive compensation plans and equity compensation plans, and administration of such plans; and (e) reviewing and making recommendations to our Board of Directors with respect to the grant of awards under our equity incentive plans. The Compensation Committee’s goals are to attract and retain qualified directors and key executives critical to our long-term success, to reward executives for our long-term success and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. A copy of the Compensation Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com. The information on our website is not incorporated by reference into this proxy statement.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee members consist of Mr. Silvers, Chairman, Mr. Speron, Mr. Bylinsky, and Ms. Weymouth. None of its members is or has been an officer or employee of our Company. In the judgment of our Board of Directors, each committee member is independent within the meaning set forth under applicable rules of the NASDAQ stock market. Following the Annual Meeting, Mr. Silvers will cease to serve a s member of our Board of Directors and member of the Corporate Governance and Nominating Committee.The functions of the Corporate Governance and Nominating Committee include: (a) identifying, reviewing, evaluating and selecting candidates to be nominated for election to our Board of Directors; (b) identifying and recommending members of the Board of Directors to committees; (c) overseeing and implementing the system of the corporate governance of the Company; and (d) overseeing the plans and process to monitor, control and minimize our risks and exposures. A copy of the Corporate Governance and Nominating Committee’s Charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com. The information on our website is not incorporated by reference into this proxy statement.

Director nominees. Our Corporate Governance and Nominating Committee works with our Board of Directors to determine the appropriate characteristics, skills, and experience for our Board of Directors as a whole and its individual members. This evaluation includes issues of diversity, age, skills and experience - all in the context of an assessment of the perceived needs of our Board of Directors at that time. In evaluating the suitability of individual members of our Board of Directors for continued service, as well as potential new candidates for our Board of Directors, our Corporate Governance and Nominating Committee and our Board of Directors take into account many factors, including:

•	business experience;

•	academic credentials;

•	inter-personal skills;

•	the ability to understand our business;

•	leadership skills;

•	the understanding of the responsibilities of being a director of a publicly held company;

•	corporate experience;

•	prior experience on other boards of directors; and

•	the potential for contributing to our success.

Although we do not currently have a policy with regard to the formal consideration of diversity in identifying candidates for election to our Board of Directors, our Corporate Governance and Nominating Committee recognizes the benefits associated with a diverse board, and takes diversity considerations into account when identifying candidates. Our Corporate Governance and Nominating Committee utilizes a broad conception of diversity, including diversity of professional experience, employment history, prior experience on other boards of directors, and more familiar diversity concepts such as race, gender and national origin. We endeavor to have our Board of Directors representing diverse experience at policy-making levels in business, government, and education, and in areas that are relevant to our activities. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. These factors, and others considered useful by our Corporate Governance and Nominating Committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular time.

Directors are expected to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective and mature judgment. Members of our Board of Directors are expected to rigorously prepare for, attend, and participate in all Board of Directors and applicable Committee meetings.

Our Corporate Governance and Nominating Committee will consider nominees recommended by shareholders; however, such recommendations must be submitted in writing to our Corporate Secretary along with the candidate’s resume and any other relevant information. See “Shareholder Nomination of Directors” below.

Directors’ Attendance

During 2017, there were 19 meetings of the Board of Directors and every incumbent director who served during 2017 attended at least 75% of each Board and their respective committee meetings during 2017.

It is the policy of our Board of Directors that each director, in the absence of extenuating circumstances, should attend our Annual Meeting of Shareholders in person. All of our then-current directors attended our 2017 Annual Meeting of Shareholders.

Corporate Governance Guidelines (including Majority Voting Policy and Stock Ownership Guidelines)

We have adopted Corporate Governance Guidelines (which were last updated by our Board of Directors on February 23, 2017) which are posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement). These Corporate Governance Guidelines are a set of policies intended to guide our Board of Directors in its governance practices. In addition to addressing many of the items discussed in this Corporate Governance section, our Corporate Governance Guidelines include stock ownership guidelines (which are discussed in greater detail in the Compensation Discussion and Analysis section of this proxy statement), and a majority voting policy.

Under the majority voting policy, even though directors are elected by plurality vote, if a director receives in an uncontested election a greater number of “Withhold” votes than votes cast “For” his or her election, our Corporate Governance and Nominating Committee will undertake an evaluation of the appropriateness of the director’s continued service on our Board of Directors. In performing this evaluation, our Corporate Governance and Nominating Committee will review all factors deemed relevant, including the stated reasons why shareholders withheld votes for election from such director, the director’s length of service, his or her past contributions to the Company and our Board of Directors, including committee service, and the availability of other qualified candidates. Our Corporate Governance and Nominating Committee will then make its recommendation to our Board of Directors. Our Board of Directors will review this recommendation and consider such further factors and written information as it deems relevant.

Under this policy, our Corporate Governance and Nominating Committee will make its recommendation, and our Board of Directors will act on the committee’s recommendation, no later than 90 days following the date of the shareholders meeting. If our Board of Directors determines remedial action is appropriate, the director shall promptly take what action is requested by our Board of Directors. If the director does not promptly take the recommended remedial action, or if our Board of Directors determines that immediate resignation is in the best interests of the Company and its shareholders, the director shall promptly tender his or her resignation upon request from our Board of Directors.

We will publicly disclose our Board of Directors’ decision within four business days in a Current Report on Form 8-K with the SEC, providing an explanation of the process by which the decision was reached and, if applicable, the reason for not requesting the director’s resignation. The director in question will not participate in our Corporate Governance and Nominating Committee or our Board of Directors’ analysis.

Shareholder Nomination of Directors

Any shareholder of the Company may nominate one or more persons for election as a director at an Annual Meeting of Shareholders if the shareholder complies with the notice, information and consent provisions contained in our bylaws. In order for the director nomination to be timely for the 2019 Annual Meeting of Shareholders, a shareholder’s notice to our secretary must be delivered to our principal executive offices not less than 90 days nor more than 120 days before the anniversary of the date of the 2019 Annual Meeting of Shareholders. As a result, any notice for a director nomination given by a shareholder pursuant to the provisions of our bylaws must be received no earlier than January 3, 2019 and no later than the close of business on February 2, 2019.

If the date of our 2019 Annual Meeting of Shareholders is a date that is not within 30 days before or 60 days after Friday, May 3, 2019, the anniversary date of our 2018 Annual Meeting of Shareholders, shareholder director nominations must be delivered to our principal executive offices no later than the close of business on the 90th day prior to the 2019 Annual Meeting of Shareholders, if later, the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting of Shareholders is first made by us.

Shareholder nominations must include the information regarding each nominee required by our bylaws. A copy of our bylaws is posted on our website under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement). Nominations not made according to the procedures set forth in the applicable bylaws will be disregarded. Our Corporate Governance and Nominating Committee will consider candidates recommended by shareholders, when submitted in writing along with the candidate’s resume and any other relevant information. All candidates (whether identified internally or by a qualified shareholder) who, after evaluation, are then recommended by our Governance and Nominating Committee and approved by our Board of Directors, will be included in our recommended slate of director nominees in our proxy statement. For information about shareholder proposals (other than nominations of directors), please see “Shareholder Proposals to be Presented at Next Annual Meeting” in this proxy statement.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to our Corporate Secretary at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037. It is also posted on our web site under “Corporate Governance” at http://investors.picoholdings.com (the information on our website is not incorporated by reference into this proxy statement).

Amendments to or waivers of our Code of Business Conduct and Ethics granted to any of our directors or executive officers will be published promptly on our web site.

PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS

Individuals may contact our entire Board of Directors or an individual director by sending a written communication to our Board of Directors or such director in care of:

Corporate Secretary
PICO Holdings, Inc.
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037

Each communication must set forth the name and address of the shareholder on whose behalf the communication is sent. Our Corporate Secretary may review the letter or communication to determine whether it is appropriate for presentation to our Board of Directors or to the directors or director specified. Advertisements, solicitations or hostile communications will not be presented. Communications determined by the corporate secretary to be appropriate for presentation will be submitted to our Board of Directors or to the directors or director specified immediately thereafter. If no director is specified, our Corporate Secretary will immediately forward appropriate letters or communications to our Chairman of the Board of Directors.

A shareholder wishing to communicate directly with the non-management members of our Board of Directors may address the communication to “Non-Management Directors, c/o Board of Directors” at the same address above. These communications will be handled by our Chairman of the Audit Committee. Finally, communications can be sent directly to individual directors by addressing letters to the director’s individual name, c/o the Board of Directors, at the address above.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

Our Board of Directors is currently comprised of six directors, and will be comprised of five directors following the Annual Meeting. The five nominees for director named in this proxy statement have been recommended by our Corporate Governance and Nominating Committee and by our full Board of Directors based on a belief that these individuals are the best nominees for director based on an evaluation of each individual’s applicable characteristics, skills and experience - all in the context of an assessment of the perceived needs of our Board of Directors. At the Annual Meeting, shareholders cannot vote on a greater number of nominees than the five nominees named in this proxy statement. Our directors are required to stand for election annually.

The nominees recommended by our Board of Directors have consented to serving as nominees for election to our Board of Directors, to being named in this proxy statement and to serving as members of our Board of Directors if elected by our shareholders. As of the date of this proxy statement, we have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if, prior to the Annual Meeting, for any reason, a nominee becomes unable to serve or for good cause will not serve if elected, our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

Our Board of Directors, at the recommendation of our Corporate Governance and Nominating Committee, has nominated Mr. Bylinsky, Ms. Dorothy Timian-Palmer, Mr. Speron, Mr. Webb, and Ms. Weymouth for election as directors at our Annual Meeting on May 3, 2018 for terms ending at the Annual Meeting of Shareholders in 2019. See “Security Ownership of Certain Beneficial Owners and Management” for the number of shares of our common stock beneficially owned by these nominees.

Information Regarding Nominees

The following table and biographical descriptions set forth certain information with respect to the five nominees, each of whom is currently serving as a director and, unless otherwise specified, has served continuously since elected. This information is based on information furnished to us by each such nominee. The ages listed below are as of February 28, 2018.

Name	Age	Director Since	Positions Held with the Company (other than Director)
Mr. Gregory Bylinsky	51	2017
Ms. Dorothy Timian-Palmer	60	2018	President and Chief Executive Officer of Vidler Water Company, our wholly-owned subsidiary.
Mr. Eric H. Speron	37	2016
Mr. Maxim C.W. Webb	56	2016	President and Chief Executive Officer, Chairman
Ms. Nicole Weymouth	43	2018

Biographical Information of Nominees

Each of our nominees has an established record of professional accomplishment in his chosen field, the ability to contribute positively to the collaborative culture among board members, as well as professional and personal experiences and expertise relevant to our objective of monetizing assets and returning capital back to shareholders. All of our directors develop and continue to oversee the long-term strategy, management structure, and corporate governance programs that are in place today. The following provides further qualifications, attributes and other biographical information with respect to the four nominees.

Mr. Gregory Bylinsky is a co-founder, partner and portfolio manager of Bandera Partners LLC, an investment firm since July 2006. Prior to founding Bandera Partners, Mr. Bylinsky was a co-founder, partner and portfolio manager of Lime Capital Management LLC, an investment firm from December 1999 to July 2006. Mr. Bylinsky was a managing director of Tower Research Capital LLC, an affiliate of Lime Capital Management LLC, from April 1998 to December 1999. From September 1994 to April 1998 Mr. Bylinsky practiced law at Kaye Scholer LLP, specializing in complex securities and intellectual property litigation. Mr. Bylinsky graduated cum laude from Yale University, earning a B.A. in History and graduated cum laude from Harvard Law School, earning a J.D. Mr. Bylinsky also serves on the board of directors of Fastcase, Inc., a legal data provider.

We believe Mr. Bylinsky’s broad financial, management and legal background, including extensive experience in investment and asset management, as well as his company board experience makes him qualified to serve on our Board of Directors. His experience provides him valuable insight into both management and operations of a business and the governance and oversight matters facing companies and led to our conclusion that he should serve on our Board of Directors.

Ms. Dorothy Timian-Palmer was appointed to our Board of Directors in March 2018. Ms. Timian-Palmer has served as the President and Chief Executive Officer of Vidler Water Company, our wholly-owned subsidiary which owns water resources and water storage operations in the southwestern United States, since October 2016. Ms. Timian-Palmer has 35 years of experience within the water resources field including both agricultural and municipal water management. During her engineering career she held the position of Utilities Director for Carson City, Nevada, one of the fastest growth areas in the west. Under her leadership, water management programs such as groundwater recharge, conjunctive use management, and wastewater reuse were implemented. Ms. Timian-Palmer has extensive experience in water rights acquisition, rate making theory, water production and storage, water treatment, and supply distribution. She holds State of Nevada licenses for both Professional Civil Engineering and Water Right Surveying. Ms.Timian-Palmer is a 1983 graduate from the University of Arizona with a Bachelor of Science degree in Engineering, specializing in water resources.

We believe Ms. Timian-Palmer’s knowledge of the operations of Vidler Water Company, and her extensive experience and expertise in the water resources field generally, make her qualified to serve on our Board of Directors. This experience and insight led to our conclusion that she should serve on our Board of Directors.

Mr. Eric H. Speron was appointed to our Board of Directors in January 2016. Mr. Speron is currently an analyst and portfolio manager of three portfolios managed for clients of First Foundation. He also serves as a member of the investment committee of First Foundation Advisors and, as a member of the First Foundation Advisors investment committee, assists in shaping the portfolio investment process and overall asset allocations. Mr. Speron joined First Foundation Advisors in 2007 from JPMorgan’s Institutional Equity division. Mr. Speron is currently a member of the CFA Institute and the Orange County Society of Financial Analysts. He earned a Bachelor of Arts Degree with a double major from Georgetown University where he was also voted Academic All-American, Mid-Atlantic, for his academic and athletic accomplishments.

We believe that Mr. Speron’s extensive familiarity with our Company gained from being an investor in our stock, his understanding of our business model, his experience analyzing investments and making investment decisions, and his perspective as a large shareholder can greatly benefit us and makes him a valuable addition to our Board of Directors.

Mr. Maxim C.W. Webb has served as our President and Chief Executive Officer since October 2016 and was appointed to our Board of Directors and as Chairman of the Board in November 2016. Mr. Webb previously served as our Chief Financial Officer and Treasurer since 2001 and as Vice President, Investments since November 1998. He served in various capacities with the Global Equity Corporation group of companies since 1993, including Vice President, Investments of Forbes Ceylon Limited from 1994 through 1996. Mr. Webb became an officer of Global Equity Corporation in November 1997.

Mr. Webb brings the knowledge of the operations of the Company to our Board of Directors, which provides invaluable insight to our Board of Directors as it reviews the Company’s strategic and financial plans leading to our conclusion that he should serve on our Board of Directors.

Ms. Nicole Weymouth was appointed to our Board of Directors in March 2018. Since November 2016, Ms. Weymouth has served as the Deputy Environmental Manager in the New York City office of WSP USA, a global engineering and professional consultancy. She directs the environmental planning group and manages environmental impact statements for large development projects. As an environmental engineer and consultant for over twenty years, Ms. Weymouth has addressed a wide range of environmental issues including water quality and impacts from development on water resources. Ms. Weymouth has worked on behalf of both government and private sector clients on infrastructure and transportation projects such as airport redevelopment, highway expansion, and coastal resiliency. Prior to working at WSP, from Ms. Weymouth was a Senior Environmental Planner at AECOM, from March 2012 to November 2016, where she oversaw multiple environmental assessments for major New York City projects. Ms. Weymouth graduated from the Massachusetts Institute of Technology, earning a B.S. in Environmental Engineering, and earned a Masters of Urban and Environmental Planning from the University of Virginia.

We believe Ms. Weymouth's extensive background in environmental planning, engineering and regulation makes her qualified to serve on our Board of Directors. Her experience provides her insight into the water resources field and the related development and regulatory environment, leading to our conclusion that she should serve on our Board of Directors.

Vote Required

The five nominees for election as directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the election of directors.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES TO OUR BOARD OF DIRECTORS.

PROPOSAL NO. 2
ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION (SAY-ON-PAY)

This stockholder advisory vote, commonly known as “Say-on-Pay,” is required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended and gives our stockholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation paid to our named executive officers (“NEOs”). Our Board of Directors has determined that this “Say-on-Pay” vote shall be held annually.

The advisory vote on executive compensation is a non-binding vote on the compensation of our NEOs, as identified in the Compensation Discussion and Analysis (“CD&A”) section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our board, or our compensation policies and practices as they relate to risk management. Our compensation philosophy is based on the principle of aligning pay and performance. The primary objectives of our compensation program are to pay for performance, recruit, retain and motivate the highest quality executive officers who are critical to our success, align the interests of our NEOs and other employees with those of our shareholders and promote excellent corporate governance. The CD&A section of this proxy statement provides a more detailed discussion of our executive compensation program and compensation philosophy, including recent changes we made to our executive compensation program to align with our current business plan and in response to feedback received from shareholders.

The vote solicited by this Proposal 2 is advisory, and therefore is not binding on the Company, our Board of Directors, or our Compensation Committee, nor will its outcome require the Company, our Board of Directors, or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, our Compensation Committee, or our Board of Directors.

Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our NEOs that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against our NEOs compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Shareholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal 2:

RESOLVED, that the shareholders of PICO Holdings, Inc. approve, on an advisory basis, the compensation of the Company’s NEOs, disclosed pursuant to Item 402 of Regulation S-K in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders.

Vote Required.

Approval on an advisory basis of the compensation of our NEOs requires the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on such matter. Abstentions will be treated as votes “against” this proposal. Broker non-votes are not counted as votes for or against this proposal and will therefore have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOREGOING RESOLUTION.

PROPOSAL NO. 3
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2018.

Although ratification by our shareholders is not required by law, our Board of Directors has determined that it is desirable to request ratification of this appointment by our shareholders. If our shareholders do not ratify the appointment, our Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP and may decide to retain them notwithstanding the vote. Even if the appointment is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. In addition, if Deloitte & Touche LLP should decline to act or otherwise become incapable of acting, or if the engagement should be discontinued, our Audit Committee will appoint another independent public registered public accounting firm. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates for the fiscal years ended December 31, 2017 and 2016:

	2017	2016
Audit Fees	$644,608	$1,340,245
Tax Fees	152,688	372,356
Audit-Related Fees	16,500	135,000
All Other Fees
Total	$813,796	$1,847,601

Audit Fees consist of fees we paid for (i) the audit of our annual financial statements included in our Annual Reports on Forms 10-K and reviews of our quarterly financial statements included in our Quarterly Reports on Forms 10-Q; (ii) services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory audits or consents; and (iii) the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.

Tax Fees consist of fees for professional services for tax compliance, which totaled $25,468 in 2017 and $131,957 in 2016 and tax planning and advice services, which totaled $127,200 in 2017 and $240,399 in 2016. These services included assistance regarding United States federal, state, and local tax return preparation, tax audits and appeals, advice on structuring potential transactions, and intra-group restructuring.

Audit-Related Fees consist of fees we paid for services related to proposed or consummated transactions and attestation services not required by statute or regulation and the related accounting or disclosure treatment for such transactions or events.

Our Audit Committee has determined that the provision of non-audit services listed above is compatible with the independence of Deloitte & Touche LLP. All services above were pre-approved by our Audit Committee.

Audit Committee Pre-Approval Policy

Consistent with SEC policies regarding independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has recommended, and the Board of Directors has approved, pre-approval guidelines for all audit and non-audit services to be provided by the independent registered public accounting firm.

These pre-approval guidelines are:

1.	At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires our independent registered public accounting firm to perform;
2.	Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by our independent registered public accounting firm;
3.
The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve; and

4.
The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee’s next scheduled meeting.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of the majority the shares represented at the Annual Meeting and entitled to vote on such matter. Abstentions will be treated as votes “against” this proposal. Broker non-votes are not counted as votes for or against this proposal and will therefore have no effect of the outcome of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

PROPOSAL NO. 4

RATIFICATION OF SECTION 382 RIGHTS AGREEMENT

Our Board of Directors is asking shareholders to ratify the Section 382 Rights Agreement, dated as of July 24, 2017 (the “Section 382 Rights Agreement”), by and between us and Computershare Trust Company, N.A., as rights agent. The Section 382 Rights Agreement was entered into in an effort to preserve shareholder value by protecting against a possible limitation on our ability to use our valuable net operating loss carryforwards (“NOLs”), which for U.S. federal income tax purposes were estimated at approximately $185.5 million as of December 31, 2017.

If our shareholders do not ratify the Section 382 Rights Agreement at the Annual Meeting, by its terms the Section 382 Rights Agreement will expire on the date of the final adjournment of the Annual Meeting.

Background and Reasons for the Proposal

We have generated significant NOLs. Except as limited by U.S. federal income tax laws, we generally can use NOLs to offset future taxable income (thereby reducing our future U.S. federal income tax obligations), provided that we will forfeit any NOLs arising in taxable years ending before January 1, 2018, to the extent they expire unused. These NOLs will not begin to expire until 2031. Assuming a federal corporate tax rate of 21%, we estimate that these NOLs, if fully utilized, could result in potential tax savings of up to approximately $39 million, provided that the present value of such savings, even if the NOLs are fully utilized, depends on a number of assumptions, including the amount and timing of our future taxable income, future tax rates, limitations on the use of NOLs, and an appropriate discount rate, none of which can be accurately predicted.

Although we are unable to quantify an exact value, we believe that the NOLs are an extremely valuable asset and our Board of Directors believes it is in our best interest to attempt to prevent the imposition of limitations on their use.

For U.S. federal income tax purposes, the benefits of our NOLs could be reduced, and our use of the NOLs could be substantially delayed (possibly to the point of expiring unused in the case of NOLs arising in taxable years ending before January 1, 2018), if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”). In general, an “ownership change” occurs whenever, immediately after the close of any testing date, the percentage of the corporation’s stock owned by one or more “5-percent shareholders” is more than 50 percentage points higher than the lowest percentage of the corporation’s stock that such shareholders owned at any time during the three-year period preceding the testing date. The concept of a 5-percent shareholder is highly complex, particularly when entities directly or indirectly own the corporation’s stock. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income, generally equal to the product of the total value of our outstanding equity immediately prior to the ownership change (adjusted by certain items specified in Section 382) and the “long-term tax-exempt rate” (i.e., the highest of the federal long-term rates in effect for the month of the ownership change or for the two preceding months). A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could significantly delay the use of a material amount of our NOLs (possibly to the point of expiring unused in the case NOLs arising in taxable years ending before January 1, 2018) and, therefore, significantly impair the value of our NOLs.

The Section 382 Rights Agreement is intended to preserve the benefits of our NOLs by acting as a deterrent to any person (an “Acquiring Person”) acquiring (together with all affiliates and associates of such person) beneficial ownership of 4.99% or more of our outstanding common stock within the meaning of Section 382, without the approval of our Board of Directors. Our shareholders who beneficially owned 4.99% or more of our outstanding common stock as of July 24, 2017 (the “Rights Dividend Declaration Date”) are not be deemed to be an Acquiring Person, but such person will be deemed an Acquiring Person if such person (together with all affiliates and associates of such person) becomes the beneficial owner of securities representing a percentage of our common stock that exceeds by 1% or more the lowest percentage of beneficial ownership of our common stock that such person had at any time since the Rights Dividend Declaration Date.

Certain Factors shareholders Should Consider

Our Board of Directors believes that attempting to protect our NOLs is in our shareholders’ best interests. However, you should consider the factors below when making your decision with respect to the ratification of the Section 382 Rights Agreement.

Continued Risk of Ownership Change. Although the Section 382 Rights Agreement is intended to reduce the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could be affected by many factors, including purchases and sales of shares by shareholders holding 5% or more of our outstanding common stock, over which we have no control.

Anti-Takeover Effect. While the Section 382 Rights Agreement is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Section 382 Rights Agreement may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. However, as is the case with traditional shareholder rights plans or “poison pills,” the Section 382 Rights Agreement should not interfere with any merger or other business combination approved by our Board of Directors.

Potential Impact on Value. The Section 382 Rights Agreement could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some shareholders might receive a premium above market value.

Potential Effects on Liquidity. The Section 382 Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A shareholder’s ability to dispose of our common stock may be limited if the Section 382 Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. shareholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and, or us to determine whether their ownership of the shares approaches the proscribed level.

Description of the Section 382 Rights Agreement

The following description of the Section 382 Rights Agreement is qualified in its entirety by reference to the text of the Section 382 Rights Agreement, which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. We urge you to read carefully the Section 382 Rights Agreement in its entirety, as the discussion below is only a summary.

The Rights. On the Rights Dividend Declaration Date, our Board of Directors authorized the issuance of one right (a “Right”) for each outstanding share of our common stock to our shareholders of record as of 5:00 p.m., New York City time, on August 4, 2017. Subject to the terms, provisions and conditions of the Section 382 Rights Agreement, if the Rights become exercisable, each Right would initially represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, par value $0.001 per share, for a purchase price of $67.50 per Right (the “Purchase Price”). Prior to exercise, a Right does not give its holder any rights as a shareholder, including any dividend, voting or liquidation rights.

Initial Exercisability. The Rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person and (ii) ten business days (or such later date as may be determined by our Board of Directors) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. The date that the Rights become exercisable under the Section 382 Rights Agreement is referred to as the “Distribution Date.” Until the Distribution Date, our common stock certificates will evidence the Rights. Any transfer of our common stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying shares of our common stock, unless and until our Board of Directors has determined to effect an exchange pursuant to the Section 382 Rights Agreement (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of our common stock having a market value of two times the exercise price of the Right, which is initially the Purchase Price. However, Rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the Rights are no longer redeemable by us (as described below).

Exempted Persons and Exempted Transactions. Our Board of Directors recognizes that there may be instances when an acquisition of shares of our common stock that would cause a shareholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to us or certain other tax benefits. Accordingly, the Section 382 Rights Agreement grants discretion to our Board of Directors to designate a person as an “Exempted Person” or to designate a transaction as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. Any person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.99% or more of the shares of our then outstanding common stock, or (B) subject to certain exceptions set forth in the Section 382 Rights Agreement, after the date of such determination by our Board of Directors, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of our common stock that exceeds by 1% or more the lowest percentage of beneficial ownership of our common stock that such person had at any time since the date such person first became the beneficial owner of 4.99% or more of the then outstanding shares of our common stock. Also, our Board of Directors can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to us or certain other tax benefits.

Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person, we may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment) (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, our Board of Directors may exchange the Rights (other than Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of common stock per Right with a value equal to the spread between the value of the number of shares of common stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of our outstanding common stock, one share of common stock per Right (subject to adjustment).

Expiration. The Section 382 Rights Agreement will expire on the earliest of the following:

•	5:00 p.m., New York City time, on July 24, 2020 (if and only if our shareholders approve and ratify the Section 382 Rights Agreement at the Annual Meeting);

•	the date of the final adjournment of the Annual Meeting if and only if our shareholders do not approve and ratify the Section 382 Rights Agreement at the Annual Meeting;

•	the redemption of the Rights;

•	the exchange of the Rights;

•	the time at which our Board of Directors determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of tax benefits; and

•	the close of business on the first day of a taxable year to which our Board of Directors determines that no tax benefits may be carried forward.

Anti-Dilution Provisions. Our Board of Directors may adjust the Purchase Price of the Series A Junior Participating Preferred Stock, the number of shares of Series A Junior Participating Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Junior Participating Preferred Stock or of our common stock, as the case may be. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Prior to the Distribution Date, we may supplement or amend any provision of the Section 382 Rights Agreement in any respect without the approval of the holders of the Rights. From and after the Distribution Date, we may supplement or amend the Section 382 Rights Agreement without the approval of any holders of the Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Section 382 Rights Agreement which may be defective or inconsistent with any other provisions therein, (iii) to shorten or lengthen any time period thereunder, or (iv) to change or supplement the provisions thereunder in any manner which we may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person); provided, however, the Section 382 Rights Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.
Vote Required

Ratification of the Section 382 Rights Agreement requires the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote on such matter. Abstentions will be treated as votes “against” this proposal. Broker non-votes are not counted as votes for or against this proposal and will therefore have no effect on the outcome of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SECTION 382 RIGHTS AGREEMENT.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis (“CD&A”)describes our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2017, for the following named executive officers (“NEOs”), whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this proxy statement:

●	Maxim C.W. Webb	President, Chief Executive Officer and Chairman
●	John T. Perri	Chief Financial Officer and Secretary

We present our CD&A in the following sections:

1.
Executive Compensation Overview. In this section, we highlight our business model, how we align our executive compensation program to our business model and certain governance aspects of our executive compensation program.

2.
Executive Compensation Program. In this section, we describe our executive compensation philosophy and process, the 2017 say-on-pay vote, and the material elements of our executive compensation program.

3.
2017 and 2018 Executive Compensation Decisions. In this section, we provide an overview of our Compensation Committee’s executive compensation decisions for 2017 and certain actions taken in 2018 when doing so enhances the understanding of our executive compensation program.

4.
Other Executive Compensation Matters. In this section, we review certain governance aspects of our executive compensation program, the accounting and tax treatment of compensation and the relationship between our compensation program and risk.

Executive Compensation Overview

Our Business Model
Our objective is to maximize long-term shareholder value. We believe the highest potential return to shareholders is from a return of capital.
As a diversified holding company, our strategic mission over the years has been to maximize long-term shareholder value by identifying and developing undervalued assets. To do this we have:

(i)	sought to evaluate, acquire and develop undervalued assets in strategic asset classes at valuations that we believed provided significant downside risk protection;

(ii)	sought to enhance the value of those assets through our operational expertise, development activities, transaction structure and efficient use of capital; and

(iii)	attempted to achieve gains in book value per share through both operating returns and disposition of assets at appropriate times.

Currently, we are exploring strategic alternatives to further enhance shareholder value. The intention is to evaluate potential alternatives such as business combinations, the sale of the Company, a merger or a sale, license or disposition of assets of the Company. Independent of that process, as we monetize assets in the regular course of business, rather than reinvest the proceeds, we intend to return capital back to shareholders through a stock repurchase program or by other means such as special dividends.

Our Business Model Drives our Compensation Philosophy and Programs

Our on-going business strategy requires a management team that functions within an entrepreneurial culture with demonstrated expertise in asset and business disposals and financial management and business operations. Our management team must review, operate and manage (prior to asset monetization) a broad range of unique and strategic water assets, and operations, and be skilled at navigating complex public company reporting and corporate governance matters.

Asset dispositions frequently occur several years following our acquisition of such assets. Although we may pay out on our incentive compensation awards in a particular year, this compensation is often a result of years of cumulative efforts that are recognized when there is a monetization event. For example, prior to 2017, neither of our NEOs received cash incentive award payouts since 2009 (however, Mr. Perri received a discretionary cash bonus due to his contributions to the successful initial public offering of our subsidiary UCP, Inc. in 2013). This practice seeks to closely align the compensation of our executive officers with our long-term corporate objectives and risk tolerance and the long-term interests of our shareholders.

In 2016, we adopted a new executive bonus plan that incorporated changes to annual incentive awards such as lowering the bonus pool factor and changing the calculation of payouts (the “Bonus Plan”). The Bonus Plan includes a bonus pool factor that is based on net gain from asset sales. The total net gain for all assets sold or otherwise disposed of by the Company, as well as all assets distributed directly to the Company’s shareholders, is determined by deducting the gross invested capital of each such asset from revenue received on the sale as well as deducting annual administrative expenses incurred. The plan was effective on January 1, 2016 for the 2016 calendar year with a five year term ending December 31, 2020 and it replaced and superseded all prior bonus plans and programs with respect to our NEOs. During 2017, our executive officers entered into an executive change in control Bonus Plan that operates in a similar manner to the executive bonus plan as discussed in more detail in the section titled “2017 and 2018 Executive Compensation,” below.

Corporate Governance Highlights

	What we do		What we don't do
✓	Design executive compensation programs to seek to align pay with performance so that a significant portion of compensation is “at-risk” based on corporate performance	☒	No guaranteed bonuses
✓	Use multi-year performance periods	☒	No hedging or pledging by executive officers or directors
✓	Provide "double-trigger" change in control benefits	☒	No tax gross-ups
✓	Maintain stock ownership guidelines	☒	No excessive perquisites
✓	Maintain claw back policy	☒	No repricing of underwater stock options

Executive Compensation Program

Our Compensation Philosophy

We seek to align all compensation with our shareholders’ interests and the Company's performance. We aim to hire qualified individuals, pay them for performance that is measured by increases in shareholder value and retain the team that is instrumental to executing our business plan. We define a qualified individual as someone who is intelligent, resourceful, experienced, able to consistently produce high quality work product, displays a professional and positive attitude, and is productive, and ethical. A relatively small number of people have been part of the core team of executives responsible for driving our performance over the long-term. Our CEO and CFO have been employed with us for approximately 21 years. We consider retention of our key executives important because they have acquired a valuable and specific skill set over the years with us that we would have a difficult time replacing. Our small management team provides for more efficient decision making and greater accountability.

In line with our philosophy to reward our executive officers for successful performance, our cash incentive awards are tied to the return of capital to shareholders. Under our current executive bonus plan, for purposes of determining the bonus pool, the formula for calculating the total net gain for all assets sold or otherwise disposed of by the Company, as well as all assets distributed directly to the Company’s shareholders, requires the deduction of the gross invested capital of each such asset as well as the annual administrative expenses incurred in the bonus year.

We have also used changes in our stock price as a metric for measuring our long-term performance. In years prior to 2016, our NEOs have been awarded stock-based compensation in the form of service vesting restricted stock units (“RSU”), and performance-based price-contingent stock options (“PBO”). Their compensation is, therefore, closely aligned to the long-term growth in our stock price. However, in conjunction with our business model, we anticipate granting stock-based compensation to our NEOs only if such award is earned under the executive bonus plan further discussed below under the section titled “2017 and 2018 Executive Compensation Decisions - 2017 Compensation - Bonus Plans in Effect for 2017.”

The Role of the Compensation Committee in Determining Executive Compensation

Our executive compensation program is subject to a thorough process that includes Compensation Committee review and approval of program design and practices, feedback from our shareholders, and a consistently applied philosophy with respect to incentive compensation. Our compensation program is intended to be equitable, accountable, transparent and shareholder-centric.

Effect of 2017 Say-on Pay Vote

At our 2017 Annual Meeting of Shareholders, pursuant to a non-binding, advisory vote, our shareholders approved the compensation of our NEOs as disclosed in the proxy statement for such annual meeting with approximately 98.5% of the votes cast in favor of that say on pay resolution. This result was a significant increase from the results of our 2016 say-on-pay vote, which was approved by 37.7% of shares voting on the proposal. The Compensation Committee has considered the results of this advisory vote and believes that it shows support by our shareholders for our compensation philosophy and the executive compensation programs that implement our philosophy that incorporated changes we made in 2017 based on feedback from our shareholder outreach. We have not significantly changed our executive compensation programs following the advisory vote but we will continue to actively evaluate our executive compensation program.

Our Compensation Committee is composed of “non-employee directors” within the meaning of Exchange Act Rule 16b-3, who also meet the independence requirements of the NASDAQ Global Market. The Compensation Committee is responsible for assuring that all of our executive compensation decisions are developed, implemented and administered in a way that supports our fundamental philosophy that a significant portion of executive compensation is linked to our performance. To this end, the Compensation Committee oversees and administers all of our executive compensation plans and policies, administers our 2014 Equity Incentive Plan (including reviewing and approving grants of awards under the 2014 Equity Incentive Plan, to the extent applicable), and annually reviews and approves the individual elements of the total compensation packages for our NEOs.

Management Interaction with Committee

In carrying out its responsibilities, our Compensation Committee works with members of our management team, including our CEO. The management team assists our Compensation Committee by providing information on Company and individual performance, market data, and management’s perspective and recommendations on compensation matters. Our Compensation Committee solicits and reviews the CEO’s recommendations and proposals with respect to annual cash compensation adjustments, equity incentive awards, program structures, and other compensation-related matters (other than for the CEO). Our Compensation Committee uses the CEO’s recommendations and proposals as one of many factors in reviewing and approving the compensation for our CFO. Our Compensation Committee meets in executive session to set the compensation of our CEO.

Use of Independent Compensation Consultant

From time to time, our Compensation Committee has engaged an independent compensation consultant to provide the Compensation Committee with information, recommendations, and other advice relating to executive compensation. However, the Compensation Committee does not currently utilize a compensation consultant. Under the guidance of our new Compensation Committee Chairman, during 2017, we formulated a revised peer group and we analyzed our compensation relative to this revised peer group.

Use of Market Data

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee utilizes a peer group. The Compensation Committee reviews our peer group at least annually and makes adjustments to its composition as it deems necessary, taking into account changes in our business and the businesses of the companies in the peer group. In conjunction with the appointment of a new Compensation Committee Chairman, during 2017, the Compensation Committee modified the composition of our peer group by eliminating four companies from the previous group of 18 companies and also replacing three of the remaining 14 companies with new companies. We believe the revised peer group more closely matches us in terms of our current business plan, and is within our desired range for gross assets and market capitalization. The Compensation Committee uses the peer group to provide us compensation information for companies which we believe are most like us.

Our current peer group consists of the following companies:

Alico, Inc.	Consolidated-Tomoka Land Co.	Reading International Inc.
BBX Capital Corporation	Green Brick Partners, Inc.	The St. Joe Company
Cadiz Inc.	HomeFed Corporation	Stratus Properties Inc.
Capital Southwest Corporation	Limoneira Company	Tejon Ranch Co.
Compass Group Diversified Holdings LLC	Maui Land & Pineapple Co.

To analyze the compensation practices of the peer group companies, we gathered data from public filings. This market data, consisting of the peer proxy data was then used as a reference point for the Compensation Committee to assess our current compensation levels in the course of its deliberations on compensation forms and amounts.

Determining the Amount of Compensation for Our NEOs

The amount of compensation we provide our NEOs is intended to be:

Reasonable and appropriate for our business needs and circumstances. Our Compensation Committee considers as reference points for comparative purposes compensation practices of other public companies in our peer group. While we develop our peer group for reviewing market practices, because of our current business model, we use the peer group for informational purposes and do not target specific benchmark percentiles.

Internally fair and equitable relative to roles, responsibilities and work relationships. Management and the Compensation Committee may consider certain business and individual factors to evaluate internal fairness and equity. We do not attempt to establish specific internal relationships among the NEOs.

Variable from year-to-year based on our performance (“pay-for-performance”). Our annual cash incentive awards are based on the value created from asset monetizations and are tied to invested capital and the return of capital to shareholders.

Reflective of the lean management structure we employ. We have very few executives and staff running our operations. This keeps our overall corporate overhead at reasonable levels, but also demands more from our team. The Compensation Committee takes into account the overall cost savings of our model when considering compensation.

Focused on retaining the core team of executives. Retention of our core team of executives is critical to our business strategy, because the loss of any executive could require significant resources to replace. The Compensation Committee considers the retention of the executives when designing the executive compensation program.

Key Components of Our NEO Compensation Program

The following table includes the various components of our executive compensation program:

Component	Purpose	Form	Pay-for-Performance	Comment
Base salary	Provide sufficient competitive pay to attract and retain experienced and successful executives.	Cash	Adjustments to base salary generally consider individual performance, contributions to the business, competitive practices and internal comparisons.	Annual fixed cash compensation. Base salary reflects the employee’s level of responsibility, expertise, skills, knowledge and experience. Base salaries are generally reviewed on an annual basis.
Executive Bonus Plan	Encourage and reward contributions to our financial results. Engage executives in execution of our business strategy. Emphasize accountability for results.	Cash and RSU Awards
Our annual incentive awards under the bonus plan are based on the value created from asset monetizations after deducting the gross invested capital of each such asset and will be tied to the return of capital to shareholders.

Annual variable compensation. The Compensation Committee determines and approves the actual amount earned after the close of the fiscal year. NEOs earned a bonus under this plan for 2017 that will be settled 70% in cash and 30% in RSUs.

Executive Change in Control Bonus Plan	Encourage and reward contributions related to the sale of our Company.	Cash
The amount of the change in control payments are calculated based on a percentage of the total purchase price of the Company’s securities in a change in control transaction (minus certain deductions set forth in the plan).
The change in control bonus plan has a term that ends on December 31, 2018.
Equity incentive
Encourage and reward building long-term shareholder value, employment retention and company stock ownership. Align executives with shareholder interests and retain executive officers through long-term vesting.
RSU and PBO
RSU retain executives and align them with shareholders’ interests by awarding a fixed number of shares upon vesting. PBO reward building long-term shareholder value (see equity compensation section for a more detailed description of PBO).

The Compensation Committee, at its sole discretion, determines whether to grant stock-based awards in any year (in addition to any RSUs granted as part of annual incentive awards under our Bonus Plan). We require stock ownership through stock ownership guidelines applicable to our CEO, CFO and other designated executive officers. The Compensation Committee did not grant any stock-based compensation to our NEO's in 2016 or 2017 in addition to the RSUs they earned for 2017 under the executive bonus plan. In the future, we anticipate granting stock-based compensation awards to our NEOs only with respect to annual incentive awards earned under the Bonus Plan.

We also provide the following compensation and benefit programs to our executives, many of which are broadly available to all of our employees:

Component	Objectives and Basis	Form
Retirement benefits	Retain and recruit our executive officers.	401(k) plan. Provides a tax-deferred means to save for retirement. The NEOs have the opportunity to participate in this Section 401(k) plan on the same basis as all of our other employees.
Insurance and other benefits	Provide for the safety and wellness of all of our employees, including our executive officers.
These benefits include health insurance, life insurance, dental insurance, vision insurance, and disability insurance, which are available to all employees, including our NEOs, on a nondiscriminatory basis.

Termination and severance benefits	Retain and recruit our executive officers.	Various, including cash and accelerated vesting of equity incentives in certain circumstances.

2017 and 2018 Executive Compensation Decisions

Assessment of 2017 Executive Officer Compensation

As explained in greater detail in the following section, we took the following actions regarding executive compensation for 2017:

•	In December 2016, Mr. Webb and Mr. Perri each entered into an amended employment agreement with the Company, effective January 1, 2017.

•
In December 2016, we adopted an amended bonus plan effective from January 1, 2016 through December 31, 2020 which replaced and superseded the previous bonus plan maintained by the Company. Mr. Webb and Mr. Perri each earned a bonus under this plan based on our financial result for the year ended December 31, 2017.

•	Mr. Webb voluntarily reduced his base salary by 15%, effective September 1, 2017.

•	Mr. Perri voluntarily reduced his base salary by 15%, effective October 15, 2017.

•
In September 2017, Mr. Webb and Mr. Perri entered into an executive change in control bonus plan that provides incentive payments to them upon a change in control of the Company. The plan terminates if no such transaction is consummated prior to December 31, 2018.

•	In July 2017, the Company terminated its deferred compensation arrangements.

•
None of our executive officers were granted any other stock-based compensation in 2017 other that RSUs granted in early 2018 as a portion of their annual incentive awards earned under the Bonus Plan with respect to 2017 performance.

2017 Compensation

Base Salary:

During 2017, our CEO and CFO voluntarily reduced their base salaries as our operations were simplified in conjunction with the sale of UCP and other activity. The decreases in base salary occurred during 2017 and resulted in the total salary paid to our CEO and CFO during 2017 listed in the table below, along with the revised stated base salaries (which reflect the full pay reduction) for 2018:

Officer	2016 Salary	2017 Salary	2018 Salary
Mr. Maxim C.W. Webb, President and CEO	$513,230	$471,200	$421,600
Mr. John T. Perri, CFO	$440,000	$426,250	$374,000

Bonus Plans in Effect for 2017:

The Bonus Plan (the “Bonus Plan”) was adopted at the end of 2016 and in place during 2017 and provides for the following key terms:

•	The group of eligible employees includes our CEO, CFO and other employees designated by the Compensation Committee, based on the recommendation of the CEO.

•
For purposes of determining the bonus pool, the formula for calculating the total net gain for all assets sold or otherwise disposed of by the Company, as well as all assets distributed directly to the Company’s shareholders, is calculated by subtracting gross invested capital of each asset sold from the revenue generated from the sale of such asset and deducting annual administrative expenses incurred in the year.

•	The amount of the bonus pool is the adjusted total net gain described above multiplied by 8.75%.

•	The allocation of the bonus pool is 55% for our CEO, 32.5% for our CFO and 12.5% for all other eligible employees.

•
Under the Bonus Plan, each bonus will be paid 70% in the form of cash and 30% in the form of a restricted stock unit (“RSU”) award granted at the end of the performance year, subject to certain exceptions as further described below.

Pursuant to the terms of the Bonus Plan, a pool of funds will be created for distribution on a yearly basis (the “Bonus Pool”). The first step in calculating the Bonus Pool is to calculate the total net gain for all assets sold (or otherwise disposed of) by the Company, and all assets distributed directly to the Company’s shareholders (the “Total Net Gain”).

For assets sold (or otherwise disposed of) entirely for cash by the Company, the Total Net Gain will be determined by deducting the following from the amount of cash for which all such assets were sold (or otherwise disposed of): (a) the gross invested capital for each such asset, defined as the book value of such asset as of the date of the sale (or other disposition) of such asset, as determined in accordance with U.S. generally accepted accounting principles (“GAAP”) and reflected in the Company’s financial records as of such date, plus any impairment or depreciation charges taken by the Company with respect to such asset on or prior to such date; (b) any bonus paid or payable to the Company’s management for the sale (or other disposition) of each such asset, other than any bonus under the Bonus Plan; and (c) administrative expenses specified in the Bonus Plan. For assets sold (or otherwise disposed of) entirely or partially for non-cash consideration by the Company, the calculation of Total Net Gain with respect to the non-cash consideration will instead be made in the year in which the non-cash consideration is ultimately sold (or otherwise disposed of) for cash by the Company. For assets distributed directly to the Company’s shareholders, other than an asset resulting from a previous sale (or other disposal) of an asset for non-cash consideration as described in the preceding sentence, the Total Net Gain will be determined by deducting items (a) through (c) above from the value of such assets upon such distribution, as determined in accordance with GAAP.

The second step in calculating the Bonus Pool is to multiply the Total Net Gain by the “Adjustment Factor.” For assets sold (or otherwise disposed of) by the Company, the Adjustment Factor is a fraction, the numerator of which is the total amount of cash distributed (or committed to be distributed) to the Company’s shareholders with respect to all such assets sold (or otherwise disposed of) during the year, and the denominator of which is the total amount of cash received (after payment of all selling costs, including bankers’ fees and commissions) for which all such assets were sold (or otherwise disposed of) during the year; and for assets distributed directly to the Company’s shareholders, the Adjustment Factor is 100%. The amount that results from multiplying the Total Net Gain by the Adjustment Factor is the “Adjusted Net Gain.”

The final step in calculating the Bonus Pool is to multiply the Adjusted Net Gain by 8.75%, which results in the actual Bonus Pool. The Bonus Pool will be allocated 55% to Mr. Webb, 32.5% to Mr. Perri and 12.5% among any other employees of the Company who are designated by the Compensation Committee, in amounts designated by the Compensation Committee, in each case based on the recommendation of the Company’s Chief Executive Officer; provided, however, that if there is no such designation with respect to any portion of such 12.5% of the Bonus Pool with respect to an applicable year, such portion will not be allocated to any individual and such corresponding amounts will be retained by the Company. Each participant in the plan will be entitled to his or her allocated portion of the Bonus Pool for the year if he or she is employed by the Company on the last day of the year. Any bonus paid pursuant to the Bonus Plan will be paid 70% in the form of cash and 30% in the form of a RSU award, except that if a participant incurs a separation from service prior to the date that such RSU awards are scheduled to be granted, such bonus will be paid entirely in the form of cash. Such RSU awards shall be granted pursuant to the terms of the Company’s 2014 Equity Incentive Plan (the “2014 EIP”), will be fully vested on the date of grant, and the number of RSUs subject to such award will be equal to (x) the dollar value of 30% of the total amount of such bonus, divided by (y) the average of the daily volume weighted average prices (the “VWAP”) of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such award, rounded down to the nearest whole share. The issuance of any shares pursuant to such RSU awards will occur on the earlier of (i) the third anniversary of the date of grant of such RSU award, (ii) a participant’s separation from service or (iii) a change of control.

In the event that any participant’s employment with the Company is terminated in certain circumstances as provided in a written agreement between the Company and the participant, as applicable, such terminated individual will be entitled to payment of an amount under the Bonus Plan for a portion of the year in which such termination occurs. In order to calculate such amount, the Compensation Committee will first determine the Total Net Gain for all assets sold (or otherwise disposed of) by the Company, and all assets distributed directly to the Company’s shareholders, during the portion of the year prior to such individual’s termination (which Total Net Gain will be determined in the same manner as described above; provided, however, that the amount of administrative expenses for such portion of the year will be prorated based on the Compensation Committee’s estimate of the total amount of administrative expenses for such year) (such amount, the “Pro Rata Net Gain”). Second, the Pro Rata Net Gain is multiplied by an adjustment factor: for assets sold (or otherwise disposed of) during such portion of the year, this is a fraction, the numerator of which is the amount of cash distributed (or committed to be distributed) to the Company’s shareholders in connection with the Company’s sale (or other disposition) of assets during such portion of the year, and the denominator of which is the total amount of cash received for which all assets were sold (or otherwise disposed of) during such portion of the year; and for assets distributed directly to the Company’s shareholders, this is 100%. The resulting amount is multiplied by 8.75% to arrive at the “Termination Bonus Pool.” In the event that any participant is entitled to payment of an amount under the Bonus Plan for the portion of the year in which such individual’s termination occurs, such amount will be paid in the form of cash and will be equal to a percentage of the Termination Bonus Pool corresponding to such individual’s allocated percentage of the Bonus Pool.

For the year ended December 31, 2017, a bonus pool of $88,000 was calculated based on our financial results for 2017. Such pool will be allocated 55% to Mr. Webb and 32.5% to Mr. Perri in accordance with the provisions of the Bonus Plan discussed above with 70% of such award paid in cash during 2018, and 30% of the award issued in RSU that vest immediately but the underlying shares of common stock will not be issued for three years from the grant date.

The 2017 Executive Change in Control Bonus Plan:

In connection with exploring strategic alternatives, the Board of Directors approved and adopted a Change in Control Bonus Plan (“CIC Plan”) during 2017. If a change in control occurs on or before December 31, 2018, then a pool of funds available for the payment of bonuses under the CIC Plan for such a transaction will be determined by the Compensation Committee as of or immediately prior to the closing date of such transaction in accordance with the CIC Plan provisions.

For purposes of the CIC Plan, a change in control transaction means (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as such term is defined in Rule 13d‑-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors of the Company; provided, however, that a change in control transaction will not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) any acquisition directly from the Company, (B) any acquisition by the Company or (C) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or (ii) either (A) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors of the Company or (B) a merger or consolidation in which the Company is a party (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company.

To determine the bonus pool under the CIC Plan the Compensation Committee will first determine the net change in control transaction amount. Under the CIC Plan, the “Net CIC Transaction Amount” means the total purchase price for the Company’s securities in a change in control transaction, minus the following: (1) all cash and cash equivalents of the Company as of the closing date of the transaction, other than any cash remaining as of the closing date of such transaction that is attributable to the sale or disposal of assets prior to such closing date but which had not yet been distributed (or committed to be distributed) to the Company’s shareholders; and (2) all selling costs (including bankers’ fees and commissions) incurred or paid by the Company in connection with such change in control transaction. Second, the Committee will multiply the Net CIC Transaction Amount by 0.8%, and such resulting amount will be the bonus pool.

The bonus pool will be allocated two-thirds to Mr. Webb and one-third to Mr. Perri. Mr. Webb and Mr. Perri will each only be entitled to a payment under the CIC Plan if (i) he remains employed by the Company as of immediately prior to the closing date of the change in control transaction and (ii) his employment with the Company is terminated on or within three years following the closing date of the change in control transaction by the Company without cause, by the executive for good reason, due to death or disability or due to the executive voluntarily terminating his employment following the date of a majority change in our board of directors. The CIC Bonuses will be paid in cash on the 60th day following a qualifying termination of employment. The amount of the CIC Bonuses payable to Mr. Webb and Mr. Perri will be offset and reduced by any other bonus paid to them after the closing date including under the Bonus Plan, to the extent attributable to assets already included within the calculation of the bonus pool.

2017 Equity Incentives

We did not grant any stock-based compensation to our NEOs in 2017 other than the awards earned under the Bonus Plan for 2017 results. Such awards will be granted in 2018. During future years, we anticipate granting stock-based compensation to our NEOs only with respect to any awards earned under the Bonus Plan; however, the Compensation Committee retains the right to grant equity awards to our NEOs in the future at its discretion consistent with our compensation philosophy to incentivize and reward our NEOs.

Other Executive Compensation Matters

Pay Ratio Disclosure

For fiscal 2017:

•	the median of the annual total compensation of all our employees (other than our CEO) was $117,000 and;

•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $537,000.

•	Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 4.6 to 1.

The pay ratio above represents our reasonable estimate calculated in a manner consistent with the Rule and applicable guidance. Applicable SEC rules and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, as the SEC explained when it adopted these rules, in considering the pay-ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures.

We determined our total population of employees as of December 31, 2017, and we included all full-time, part-time, and temporary employees, including employees of our consolidated subsidiaries. None of our employees are located outside of the U.S.

To identify the “median employee” from our employee population as determined above, we compared the aggregate amount of each employee’s annual base pay (using a reasonable estimate of the hours worked during 2017 for hourly employees and actual salary paid for the remaining employees), the 2017 annual cash incentive awards and any fair value of equity awards as reflected in our payroll records. In making this determination, we annualized the compensation of any employees who were employed by us for less than the entire fiscal year.

Claw Back Policy

We maintain a policy under which our CEO, CFO and other designated executive officers, are required to repay to us the amount of any annual cash incentive received to the extent that:

•	The amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within 12 months of such payment;

•	The executive officer had engaged in theft, dishonesty or intentional falsification of our documents or records that resulted in the obligation to restate our financial results; and

•	A lower annual cash incentive would have been paid to the executive officer based upon the restated financial results.

The Compensation Committee is responsible for the interpretation and enforcement of this repayment policy. . We intend to amend our repayment policy to comply with any future changes to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 after the SEC adopts regulations implementing those requirements.

Stock Ownership Guidelines

Our stock ownership guidelines for our CEO and CFO help ensure that those officers maintain an equity stake in our Company, and by doing so, appropriately link their interests with those of other shareholders. We also have stock ownership guidelines for our non-employee directors, which are addressed below with the discussion of director compensation. These ownership guidelines count shares actually owned, vested deferred stock units, and 50% of the vested stock options toward the equity ownership requirement. Until the applicable stock ownership guideline is achieved, the officer is required to retain 25% of the net shares received as a result of the exercise of stock options and settlement of RSUs. Each of our executive officers is in compliance with the guidelines.

The guidelines are as follows:

Role	Ownership Guideline
CEO	lesser of 275,000 shares or 3x base salary
CFO	lesser of 18,000 shares or 1x base salary
Other designated executive officers	lesser of 10,000 shares or 1x base salary

Termination and Change in Control

We provide certain termination of employment payments and benefits to our NEOs.  We provide these payments and benefits to help retain and recruit our NEOs, which is one of the primary objectives of our executive compensation program. We also established the CIC Plan during 2017. We believe that providing these benefits allows and encourages our NEOs to focus on the strategic review process and our on-going business and what is in the best interests of our shareholders regardless of the potential impact on them personally. Our Compensation Committee determined the level of benefits based on a review of the market, the recommendations of management and considering the nature of our business and executive compensation program.

All stock-based awards for our executives provide that the unvested equity awards assumed by a buyer in the event of a change of control would not automatically accelerate at the close of the transaction (that is, we have no “single trigger” benefits) and instead the vesting would only accelerate if there was a qualifying termination following the change in control (i.e., “double trigger” treatment of unvested awards).

See “Potential Payments upon Termination or Change in Control” for a more detailed description of our termination and change in control benefits for the NEOs.

Tax and Accounting Treatment of Compensation

Under Section 162(m) of the Internal Revenue Code, annual compensation in excess of $1 million to ecertain of our covered executive officers is not deductible as compensation expense for United States federal income tax purposes. However, under tax laws in effect prior to January 1, 2018, certain types of compensation, including performance-based compensation, may be exempt from this limit if the material terms of the performance goals under which the compensation is to paid have been disclosed to, and subsequently approved by the shareholders, and the additional requirements for exemption have been satisfied. The Tax Cuts and Jobs Act (the “Tax Act”), among other changes, repealed the exception from the deduction limit under Section 162(m) for performance-based compensation effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 that are not materially modified after that date, In structuring the annual and equity incentive awards for our NEOs for taxable years beginning before January 1, 2018, we have considered Section 162(m) and how compensation must be structured in order to qualify as “performance-based compensation.” However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) as revised by the Tax Act, including the uncertain scope of the transition relief adopted in connection with repealing Section 162(m)’s performance-based compensation exception, no assurance can be given that previously granted compensation intended to satisfy the requirements for performance-based compensation will in fact qualify for such exception. The compensation committee will administer any awards granted prior to November 2, 2017 which qualify as performance-based compensation under Section 162(m), as amended by the Tax Act, in accordance with the transition rules applicable to binding contracts in effect on November 2, 2017, and will have the sole discretion to revise compensation arrangements to conform with the Tax Act and the Compensation Committee’s administrative practices, all without obtaining further stockholder approval. In addition, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from the Section 162(m) deduction limit when it was granted if the Compensation Committee determines that such modifications are consistent with our business needs. In determining the form and amount of compensation for our named executive officers, the Compensation Committee will continue to consider all elements of the cost of such compensation, including the potential impact of Section 162(m). While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program and in the best interests of the Company and its shareholders even if the awards are not deductible by us for tax purposes.

To enable us to provide incentive compensation to our covered employees that may qualify for full federal income tax deductibility, we submitted a Performance Incentive Plan (“Plan”) to our shareholders in 2013, which shareholders approved. By approving the Plan, shareholders approved, among other things, the participant eligibility requirements, the performance criteria upon which incentive awards may be based, and the maximum dollar amount of compensation that may be paid to any participant for each fiscal year contained in the performance period applicable to an incentive award.

Under Internal Revenue Code Section 409A, a nonqualified deferred compensation plan, must comply with certain requirements related to the timing of deferral and distribution decisions, otherwise amounts deferred under the plan could be included in gross income when earned and be subject to additional penalty taxes. We have administer our equity plans and equity awards in accordance with Section 409A requirements.

Compensation Risk Management

The Compensation Committee considered the risk in our compensation programs and practices and determined:

●	Our focus is on long-term growth with reasonable leverage, and this philosophy is conducive to minimizing compensation related risks;
●	Our incentive plans are well designed, effectively administered, focused on relevant performance measures;
●	Our plans are reasonable with respect to potential compensation levels;
●	The elements of our compensation plan are appropriately weighted in our overall mix that achieves a balance of focus between operating results and strategic results;
●
Base salaries for executive officers are sufficiently competitive to eliminate the need for them to take unnecessary risk in order to earn large incentives necessary to provide adequate cash compensation;

●
Equity-based compensation levels are competitive and sufficient to provide a balanced focus between short- and long-term priorities and results and does not encourage the taking of short-term risks at the expense of long-term results; and

●	Our insider trading policies, independent oversight by the Compensation Committee, and our stock ownership guidelines and “claw back policy” mitigate any potential risks in our compensation programs.

Based on this review, the Compensation Committee concluded that our compensation policies, plans, and practices do not encourage unnecessary or unreasonable risk-taking and do not encourage executives or employees to take risks that are reasonably likely to have a material adverse effect on us.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that we specifically incorporate it by reference into such filing.

The Compensation Committee has reviewed and discussed the foregoing CD&A with management. Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

Compensation Committee:

Mr. Speron, Chairman
Mr. Silvers
Mr. Bylinsky

Compensation Tables and Narrative Disclosures

The following tables, narrative disclosures and footnotes describe the total compensation and benefits for our NEOs for the periods presented.

Summary Compensation

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Plan Compensation(2)	All Other Compensation(3)	Total Compensation
Maxim C. W. Webb, President and CEO	2017	$471,200		$13,811	$32,226	$20,250	$537,487
	2016	$513,230				$20,000	$533,230
	2015	$583,550				$19,800	$603,350

John T. Perri, CFO and Secretary	2017	$426,250		$8,162	$19,042	$20,250	$473,704
	2016	$440,000				$20,000	$460,000
	2015	$440,000				$19,800	$459,800

(1)
The SEC’s current executive compensation disclosure rules require us to value stock awards and option awards reported in the following table using the grant date fair value of the awards, rather than using the amount recognized for financial statement reporting purposes to value these awards. Nonetheless, the reported values reflect the aggregate grant date fair value is computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718. As these values reflect the aggregate grant date fair value, they do not necessarily correspond to the actual value that may be recognized. The assumptions that we made to determine the value of our awards for accounting purposes are described in detail in Note 8 titled Stock-Based Compensation in the notes to consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 1, 2018. The amounts reported in 2017 represent 30% of the total bonus earned for the year under the company’s bonus plan. Such stock awards will be granted in the form of RSU during 2018. The RSU vest on the date of grant but are not settled in stock for three years from the date of grant.

(2)
Amounts in this column represent the cash portion of the award earned under the Company’s bonus plan. Such amount is 70% of the total award earned in the year and is expected to be paid by March 15, 2018.

(3)	Amounts in this column include contributions made by us on behalf of the NEOs to the 401(k) plan, health savings account, and any expense reimbursements.

Grants of Plan-Based Awards

There were no equity or non equity-based awards granted to the NEOs during 2017.

Pension Benefits and Non-qualified Deferred Compensation Plans

We do not maintain any qualified or non-qualified defined benefit pension plans. Prior to July 2017, our executive officers, however, could make voluntary deferrals of salary, bonus and other cash compensation through our non-qualified deferred compensation plan. In July 2017, our Board of Directors terminated the deferred compensation plans. We did not make any matching or other contributions to the non-qualified deferred compensation plan. Amounts deferred under the plan therefore have already been earned, but participating executive officers have chosen to defer receipt of the cash payment under the terms of the plan. In conjunction with termination, final payments of any deferred amounts will be distributed to the participating NEO no earlier than July 2018.

Each NEO who chose to defer compensation under our non-qualified deferred compensation plan could have elected, in accordance with Section 409A of the Internal Revenue Code, to receive payment in the form of a lump sum on a date certain or on separation from service, or in the form of up to 10 substantially equal annual installments beginning on a certain date or separation from service. Payment will automatically be made in a lump sum upon an executive officer’s death. Payment under the plan may also be made in connection with an unforeseeable emergency or certain terminations of the plan.

Amounts deferred under the non-qualified deferred compensation plan are credited with interest, earnings, appreciation, losses and depreciation based on the performance of the investments held in the plan. Each individual participant bears their own market risk and reward for their own deferrals under the plan.

Non-qualified Deferred Compensation

The following table presents activity in the deferred compensation accounts for each NEO at and for the year ended December 31, 2017. There were no contributions made during 2017. In July 2017, our Board of Directors terminated the deferred compensation plans. Consequently, while participant compensation remained deferred at December 31, 2017, the plan is no longer active. In accordance with applicable regulations, distribution of the remaining assets and settlement of the deferred compensation obligation will be made to the participants no earlier than one year from the date the plan was terminated.

Name	Aggregate Earnings In 2017(1)	Aggregate Withdrawals/Distributions	Aggregate Balance at December 31, 2017(1)
Mr. Webb	$134,872		$3,574,059
Mr. Perri	$158	$113,156
	$135,030	$113,156	$3,574,059

(1)
The balances shown in this table represent compensation previously reported in the Summary Compensation Table, except for amounts attributable to aggregate earnings, which are not reportable in the Summary Compensation Table because we do not provide above market or preferential earnings on non-qualified deferred compensation.

Outstanding Equity Awards at Fiscal Year-End

The following tables provide information on the outstanding equity awards for the NEOs as of December 31, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Mr. Webb
PBO(1)		95,238	$19.51	11/14/2024
RSU (2)					5,953	$76,198

Mr. Perri
PBO(1)		72,381	$19.51	11/14/2024
RSU (2)					4,524	$57,907

(1)
Represents PBO granted on November 14, 2014, pursuant to our 2014 Equity Incentive Plan. The PBO include a market condition based on the achievement of a stock price target during the contractual term and vest monthly over a three year period. Any vested portion of the options may be exercised only if the 30-trading-day average closing sales price of our common stock equals or exceeds 125% of the grant date stock price. The stock price contingency may be met any time before the options expire and it only needs to be met once for the PBO to remain exercisable for the remainder of the term. All of the PBO were vested but unexercisable as the stock price contingency had not been met as of December 31, 2017.

(2)
Represents RSU granted on November 14, 2014, pursuant to our 2014 Equity Incentive Plan. These RSU are subject to the NEOs continued employment or service with us. The RSU will vest annually in four equal installments beginning on November 14, 2015, and may also vest earlier in connection with certain terminations of employment. The market value of the RSU reported above is based on $12.80 per share, which was the closing market price of our common stock on December 31, 2017.

Potential Payments upon Termination or Change in Control

The following section describes the payments and benefits that our NEOs may receive in connection with their termination of employment with us, or in connection with a change in control of our Company. In addition to the amounts presented below, our NEOs may be entitled to the benefits quantified and described above under “Nonqualified Deferred Compensation.” See our “Compensation Discussion and Analysis” for a discussion of how the payments and benefits presented below were determined.

2014 Equity Incentive Plan:

Upon a change in control of our Company, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

•	provide for acceleration of the exercisability, vesting and/or settlement of any outstanding stock award or portion thereof;

•
provide for the assumption, continuation or substitution of an outstanding stock award or portion thereof by a surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof; or

•
provide for any outstanding stock award or portion thereof denominated in shares of common stock to be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined) of common stock subject to such canceled stock award in (i) cash, (ii) stock of our Company or of a corporation or other business entity a party to the change in control, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share of common stock in the change in control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such stock award.

Under the 2014 Equity Incentive Plan, a “change in control” is generally the consummation of (i) the acquisition by a person or entity, directly or indirectly, of securities of our Company representing more than 50% of the total fair market value or total combined voting power of our Company’s then‑outstanding securities entitled to vote generally in the election of directors, (ii) a transaction or series of related transactions in which the shareholders of our Company immediately before the transaction do not retain immediately after the transaction direct or indirect beneficial ownership of more than 50% of the total combined voting power of the outstanding securities entitled to vote generally in the election of directors, or (iii) a date specified by the plan administrator following approval by the shareholders of a plan of complete liquidation or dissolution of our Company.

As indicated in the Outstanding Equity Awards at Fiscal Year-End table above, the only awards held by our NEOs at the end of 2017 were RSU and PBO. Using the “in-the-money” value model, the value of the PBO awarded to our NEOs (assuming a change in control of our Company had occurred as of December 31, 2017) would be zero because the exercise price of all PBO granted before December 31, 2017 was greater than $12.80, the closing market price of our common stock on the NASDAQ Global Market on December 31, 2017.

Employment Agreements:

We have employment agreements with both Mr. Webb and Mr. Perri. As in effect on December 31, 2017, these agreements provide that in the event that Mr. Webb’s or Mr. Perri’s employment with the Company is terminated by the Company without cause or Mr. Webb or Mr. Perri resigns for good reason, the Company will provide to such terminated individual, contingent upon a general release of claims against the Company, (i) a lump-sum payment equal to such individual’s then-current base salary for a period equal to 24 months, (ii) a bonus, if any, pursuant to the Company’s executive bonus plan, in an amount determined by the Compensation Committee pursuant to the terms of the executive bonus plan, (iii) payment of the cost of COBRA coverage for such individual and his dependents through the earlier of a period of one year or the date such individual becomes eligible for health coverage from another employer, and (iv) full acceleration of the vesting of all outstanding equity awards held by such individual.

2017 Executive Change in Control Bonus Plan:

Mr. Webb and Mr. Perri are each eligible to receive payments upon a qualifying termination on or within three years following a change in control of the Company pursuant to the 2017 Executive Change in Control Bonus Plan adopted in 2017. The calculation of the amounts payable to Mr. Webb and Mr. Perri set forth below was determined assuming a change in control of the Company occurred and each of Mr. Webb and Mr. Perri had a qualifying termination on December 31, 2017. Please see the section titled “2017 and 2018 Executive Compensation Decisions - 2017 Compensation - 2017 Executive Change in Control Bonus Plan” under our “Compensation Discussion and Analysis” for a discussion of how the payments under this plan presented below were determined.

Severance Benefits on Termination

Estimated Potential Payments for our NEOs. The following table lists the estimated value of the cash payments and vesting of RSU due to our NEOs assuming various termination events occurred on December 31, 2017. PBO have been excluded from the table as those awards were out-of-the-money at December 31, 2017.

Name & Triggering Event	Cash Payments(1)(2)	RSU that would Vest		Total
Maxim C. W. Webb
Termination with cause	$181,224			$181,224
Termination without cause	$1,052,551	$76,186		$1,128,737
Change in control	$2,414,863	$76,186	(3)	$2,491,049
Death / disability	$181,224			$181,224

John T. Perri
Termination with cause	$148,230			$148,230
Termination without cause	$924,357	$57,907		$982,264
Change in control	$1,595,347	$57,907	(3)	$1,653,254
Death / disability	$148,230			$148,230

(1)	Cash payments include bonus payments, accrued vacation and personal days, and payment of salary as stipulated by each NEO’s employment agreement, as applicable under each scenario.
(2)
Cash payments due under a change in control reflect bonuses due under the change in control bonus plan that were estimated assuming 1) a transaction that resulted in a change in control was consummated on December 31, 2017 at $12.80 per share, which was the closing price of our common stock on that date, 2) the NEO was terminated as a result of the transaction, and 3) certain investment banking fees were paid in conjunction with the transaction. The total cash payment also included 24 months of the such executive’s base salary and accrued vacation and personal days as stipulated by each NEO’s employment agreement.

(3)	The RSU that would vest assumes that the award is neither assumed or continued by the new controlling owner, nor replaced by a substituted award with respect to the new controlling owner’s stock.

DIRECTOR COMPENSATION

Our Board of Directors adopted a new non-employee director compensation policy that became effective on January 1, 2017, and replaced and superseded any and all compensation policies or programs previously established or maintained by us with respect to the non-employee directors (the “2017 Plan”). In November 2017, the Board of Directors amended the 2017 Plan to reduce directors compensation effective on January 1, 2018 (the “2018 Plan”), and in March 2018 the Board of Directors amended the 2018 Plan to further reduce directors compensation effective on May 3, 2018 (the “Amended 2018 Plan”).

Pursuant to the terms of the 2017 Plan, each non-employee member of the Board was entitled to receive an annual retainer, in the amounts described below, which was payable through either cash or RSU awards at each such director’s election.

Type of Annual Retainer		Dollar Value Per Calendar Year If Paid Fully in Cash (“Cash Dollar Value”)	Dollar Value Per Calendar Year If Paid Fully in RSUs (“RSU Dollar Value”)
Board	Chair	$30,000	$37,500
	Lead Independent Director	$20,000	$25,000
	Member	$50,000	$62,500
Audit Committee	Chair	$20,000	$25,000
Compensation Committee	Chair	$15,000	$18,750
Corporate Governance and Nominating Committee	Chair	$10,000	$12,500

If a director received any portion of an annual retainer in the form of cash, the dollar value of such portion was equal to (a) the applicable Cash Dollar Value (as set forth in the table above), multiplied by (b) the percentage elected by such director. If a director made an election to receive any portion of an annual retainer in the form of an RSU award, the dollar value of such portion was equal to (x) the applicable RSU Dollar Value (as set forth in the table above), multiplied by (y) the percentage elected by such director.

If a director received any portion of an annual retainer in the form of an RSU award, such RSU award was granted under the Company’s 2014 equity incentive plan on the first trading day in January of the applicable calendar year of service and, subject to acceleration upon a change of control, will vest in substantially equal quarterly installments on the grant date of such award and on April 1, July 1 and October 1 of the calendar year in which such award is granted, subject to the director’s continued service. The number of RSUs subject to such award was equal to (x) the dollar value of such portion divided by (y) the average of the daily volume weighted average prices of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such award, rounded down to the nearest whole share. The issuance of any vested shares pursuant to such RSU awards will occur on the date of such director’s separation from service.

During 2017, Mr. Speron continued to not be directly compensated for his service on the Board, and directed his entire annual retainer for service on our Board paid in cash to the Highland Total Return Fund, which Mr. Speron currently manages.

In addition, pursuant to the terms of the 2017 Plan, each non-employee member of the Board was entitled to receive an RSU award for each calendar year of service as a member of the Board. The number of RSUs subject to each annual award was equal to (i) $75,000, divided by (ii) the average of the daily volume weighted average prices of the Company’s common stock for all of the trading days during the 30 calendar day period ending on (and including) the last trading day immediately prior to the grant date of such annual award, rounded down to the nearest whole share. Each annual award was granted under the Company’s 2014 equity incentive plan, was granted on the first trading day in January of the applicable calendar year of service and, subject to acceleration upon a change of control, will vest in substantially equal quarterly installments on the grant date of such annual award and on April 1, July 1 and October 1 of the calendar year in which such annual award is granted, subject to the director’s continued service. The issuance of any vested shares pursuant to such RSU awards will occur on the date of such director’s separation from service.

The 2018 Plan:

In November 2017, upon the recommendation of the Compensation Committee, our Board of Directors approved the 2018 Plan which became effective on January 1, 2018, and replaced and superseded the 2017 Plan. The 2018 Plan is identical to the 2017 Plan, except that the 2018 Plan reduces the annual cash retainer payable to non-employee directors from $50,000 to $35,000, eliminates the additional annual cash retainer payable to the Chairman of the Board, and eliminates the additional annual cash retainer payable to the Chairman of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

Mr. Speron notified us of his election to receive the entire annual retainer during 2018 in cash and to forego his receipt of the annual restricted stock unit award otherwise provided for under the 2018 Plan. Mr. Bylinsky notified us of his election to forego his receipt of an annual retainer for service on the Board during 2018, and has elected to receive an annual restricted stock unit award with a value of only $35,000.
The Amended 2018 Plan:

In March 2018, upon the recommendation of the Compensation Committee, our Board of Directors approved the Amended 2018 Plan which will become effective on May 3, 2018, and will replace and supersede the 2018 Plan. The Amended 2018 Plan is identical to the 2018 Plan, except that the Amended 2018 Plan eliminates the annual cash retainer payable to the Lead Independent Director, and the annual restricted stock unit award provided for under the 2018 Plan.

The following table sets forth compensation during 2017 for each non-employee director who served during 2017.

Name	Fees Earned Or Paid In Cash		Stock Awards(2)	Total
Serving as of December 31, 2017:
Mr. Daniel B. Silvers	$58,540	(1)	$175,000	$233,540
Mr. Greg Bylinsky	$34,810	(1)	$107,295	$142,105
Mr. Eric Speron	$50,000			$50,000

Resigned or Retired During 2017:
Mr. Andrew F. Cates			$117,188	$117,188
Mr. Howard B. Brownstein			$81,245	$81,245
Mr. Raymond V. Marino, II	$25,000		$37,498	$62,498
Mr. Michael J. Machado			$66,742	$66,742
	$168,350		$584,968	$753,318

(1) Amount represents $5.00 per share dividend equivalent on vested RSU paid in November 2017.
(2) Represents grant date fair value.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 31, 2018 with respect to the beneficial ownership of our common stock by (i) each person whom we know to be the beneficial owner of more than 5% of our common stock based upon Schedule 13G and Schedule 13D reports filed with the SEC, (ii) each of our directors and director nominees, (iii) each NEO listed in our Summary Compensation Table, and (iv) all of our current executive officers and directors as a group.

Unless otherwise indicated, the business address for each person is 7979 Ivanhoe Avenue, Suite 300, La Jolla, CA 92037. The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Except as otherwise noted, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock reflected as beneficially owned, subject to applicable community property laws. As of March 1, 2018, 23,152,027 shares of our common stock were outstanding.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage Ownership

Named Executive Officers, Directors, and Director Nominees
Mr. Maxim C. W. Webb (1) (10)	80,516	*
Mr. John T. Perri (2) (10)	31,708	*
Mr. Gregory Bylinsky (9)	975,722	4.2%
Mr. Eric Speron (3)	948,942	4.1%
Mr. Daniel B. Silvers(11)	27,187	*
Ms. Dorothy Timian-Palmer	120	*
Ms. Nicole Weymouth		*

Current Executive Officers and Directors as a Group (5 persons)	2,009,625	8.7%

5% Shareholders
Amundi (5) 91-93 Boulevard Pasteur, 75015 Paris, France	2,160,158	9.3%
BlackRock, Inc. (8) 55 East 52nd Street, New York, NY 10055	1,479,209	6.4%
River Road Asset Management, LLC(6) 462 S. 4th St., Ste 1600 Louisville, KY 40202	1,418,786	6.1%
Royce & Associates, LLC (7) 745 Fifth Avenue, New York, NY 10151	1,374,539	5.9%
Dimensional Fund Advisors LP (5) Buildings One 6300 Bee Cave Road Austin, Tx 78746	1,315,691	5.7%
* Represents less than 1% of the issued and outstanding shares of common stock as of the date of this table.

(1)
Represents 80,516 shares held directly. The number of shares shown above does not include 1,375 shares held in a deferred compensation trust account. U.S. Bank, N.A., as trustee of the grantor trust, has sole voting power over such shares. This number also does not include 5,952 shares of RSU that will not vest within 60 days.

(2)	Represents 32,091 shares held directly. This number does not include 4,524 shares of RSU that will not vest within 60 days.
(3)
Represents 20,900 shares held in a personal IRA account, 39,100 shares held directly, 300 shares held by Schultz Partners, LLC (a limited liability company in which Mr. Speron owns a 6.5% interest), and 190 shares held by Mr. Speron's spouse in a personal IRA. This number also includes 833,620 shares held on behalf of clients of First Foundation Advisors for which Mr. Speron has voting and dispositive power.

(4)
Beneficial ownership of shares as reported on Schedule 13G filed with the SEC on February 9, 2018. Dimensional Fund Advisors LP beneficially owned 1,315,691 shares, with sole voting power over 1,233,599 shares and sole dispositive power over 1,315,691 shares.

(5)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 20, 2018. Amundi, Amundi, Amundi Asset Management (“Amundi AM”), and KBI Global Investors Ltd. (“KBI”) beneficially owned 2,058,991 shares, with shared voting and dispositive power over such shares.

(6)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on February 09, 2018. River Road Asset Management, LLC beneficially owned 1,418,786 shares, with sole voting power over 1,346,994 shares and sole dispositive power over 1,418,786 shares.

(7)	Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 23, 2018.
(8)
Beneficial ownership of shares as reported on Schedule 13G/A filed with the SEC on January 29, 2018. BlackRock, Inc. beneficially owned 1,479,209 shares, with sole voting power over 1,435,897 shares, and sole dispositive power over 1,479,209 shares, which shares are reported by BlackRock, Inc. as a parent holding company of its subsidiaries.

(9)
Includes 967,052 shares held by Bandera Partners LLC for which Mr. Bylinsky shares voting and dispositive power.  Mr. Bylinsky expressly disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Additionally, this includes 7,816 vested RSU that will not be settled in shares of our common stock until the date of Mr. Bylinsky’s termination of service as a member of the Board and 854 RSU that will vest within 60 days but will not be settled in shares of our common stock until the date of Mr. Bylinsky’s termination of service as a member of the Board. This number does not include 1,708 RSU that will not vest within 60 days.

(10)
Shares shown as beneficially owned by the NEO do not include shares issuable upon exercise of PBO (Performance Based Option), which may be exercisable within 60 days, because none of the vested PBO had met the stock price contingency as of March 1, 2018. As of March 1, 2018, the total number of PBO held by NEOs was 167,619, all of which had vested. The PBO were held as follows: 95,238 total PBO for Mr. Webb and 72,381 total PBO for Mr. Perri.

(11)
Represents 9,868 shares held directly and 14,513 vested RSU that will not be settled in shares of our common stock until the date of Mr. Silvers’ termination of service as a member of the Board. This number also includes 2,805 RSU that will vest within 60 days but will not be settled in shares of our common stock until the date of Mr. Silvers’termination of service as a member of the Board. This number does not include an additional 5,610 RSU that will not vest within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the executive officers, directors, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership on Form 3 and reports of changes in beneficial ownership of our common stock on Form 4 with SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

Based upon a review of the copies of these reports received and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that all reports required to be filed by the directors, officers, and holders of more than 10% of our common stock, pursuant to Section 16 of the Exchange Act since January 1, 2017, were filed on a timely basis, other than (i) a Form 3 for Mr. Gregory Bylinsky that reported his initial beneficial ownership of the Company's securities that was inadvertently filed late on May 9, 2017 and (ii) a Form 4 for Mr. Mr. Gregory Bylinsky that reported his initial RSU award for service on the Board of Directors that was inadvertently filed late on May 9, 2017.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain one equity compensation plan, the 2014 Equity Incentive Plan, which was approved by our shareholders in 2014. The following table sets forth information with respect to the number of shares of common stock subject to outstanding awards and remaining available for issuance under the 2014 Equity Incentive Plan as of December 31, 2017.

	(a)	(b)	(c)
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders (1)	196,764	$19.51	2,741,351
Equity compensation plans not approved by security holders (2)

(1)
Column (a) represents the total number of underlying shares that could be issued upon the vesting of RSU granted, the exercise of vested PBO, the vesting of PBO granted, and column (c) represents awards available for future issuances under our 2014 Equity Incentive Plan. In accordance with SEC disclosure rules, the weighted-average exercise price reported in column (b) does not take into account RSU because they have no exercise price. The actual number of shares to be issued to an employee upon vesting of an RSU will be based on the total number of shares of stock issued at vesting, minus applicable taxes withheld in the form of shares. The actual number of shares to be issued to an employee who exercises vested PBO, after the price contingency has been met, will be based on the exercise value times the number of PBO exercised, minus applicable taxes withheld in the form of shares. As of December 31, 2017, there were no PBO exercisable as the market condition had not been met and therefore no additional shares would be issued upon assumed exercise of the PBO. Of the shares of stock to be issued upon exercise of outstanding awards in column (a), 167,619 shares are underlying PBO that are fully vested.

(2)	We have no equity compensation plans that have not been approved by our shareholders.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

Related Persons Transactions

There were no related person transactions during fiscal 2017.

Procedures for Approval of Related Persons Transactions

To ensure the broadest possible compliance with the NASDAQ Stock Market listing standards and Regulation S-K, Item 404, our Audit Committee charter provides that the Audit Committee will review and approve, in accordance with written procedures adopted by the Board of Directors, all transactions between us and persons or entities affiliated with our officers, directors or principal common stockholders.

After reviewing a particular transaction or proposed transaction, management and the Audit Committee will determine if disclosure in our public filings is necessary and appropriate under Item 404.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

No member of our Compensation Committee was at any time during the year ended December 31, 2017 or any other time, an officer or employee of our Company, and no member had any relationship with us requiring disclosure of certain relationships and related person transaction. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee during the year ended December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The following is the report of our Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2017. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

Our Audit Committee assists our Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices. Our Audit Committee operates pursuant to a written charter adopted by our Board of Directors. A copy of this charter is posted on our website under “Corporate Governance” at http://investors.picoholdings.com. The information on our website is not incorporated by reference into this proxy statement.

Management is responsible for the internal controls, the financial reporting process and the representations set forth in the statements regarding our financial condition. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles in the United States. Our Audit Committee is responsible for those matters set forth in its charter. In this regard, our Committee meets separately with management, including the chief financial officer and Deloitte. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed with management the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, its accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

In the foregoing context, our Audit Committee has reviewed with Deloitte the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees.” Our Audit Committee has also reviewed with Deloitte both the engagement letter and its fees. Our Audit Committee has discussed with Deloitte, with and without management present, the independent registered public accounting firm’s evaluations of our internal accounting controls and the financial reporting systems, policies, procedures and processes, and the fair and complete presentation of our consolidated financial statements.

Our Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding their communications with our Audit Committee concerning independence, and has discussed with Deloitte its independence.

Based upon the independent representations of management and Deloitte, our Committee’s review of such representations and the report of Deloitte to our Audit Committee, our Audit Committee’s review of the audited consolidated financial statements and its discussions with management and the independent accountants, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

The undersigned members of our Audit Committee have submitted this report of the Audit Committee:

Mr. Bylinsky, Chairman
Mr. Speron
Mr. Silvers
Ms. Weymouth

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Requirements for Shareholder Proposals to Be Considered for Inclusion in Proxy Materials. Shareholder proposals that are intended for inclusion in our 2019 proxy statement and acted upon at our Annual Meeting of Shareholders in 2019 must be received no later than November 21, 2018. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in Company-sponsored proxy materials. Shareholder proposals must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480. As the rules of the United States Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

Requirements for Shareholder Proposals and Director Nominations to be Brought Before the 2019 Annual Meeting of Shareholders. Notice of any proposal or director nomination that you intend to present at the 2019 Annual Meeting of Shareholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2019 Annual Meeting of Shareholders, must be delivered to our Corporate Secretary by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480 not earlier than the close of business on January 4, 2018 and not later than the close of business on February 3, 2018. In addition, your notice must set forth the information required by our bylaws, or if the Reincorporation is approved and consummated the information required by the Delaware Bylaws, with respect to each shareholder proposal or director nomination that you intend to present at the 2019 Annual Meeting of Shareholders.

In order for shareholder proposals that are submitted outside of SEC Rule 14a-8 and are intended to be considered by the shareholders at the 2019 Annual Meeting of Shareholders to be considered “timely” for purposes of SEC Rule 14a-4(c) under the Exchange Act, the proposal must be received by mail at 7979 Ivanhoe Avenue, Suite 300, La Jolla, California 92037, Attention: Corporate Secretary, or by facsimile at (858) 456-6480 no later than February 3, 2018. If a shareholder fails to provide such timely notice of a proposal to be presented at the 2019 Annual Meeting of Shareholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal. In this regard, the proxy solicited by us for the 2019 Annual Meeting of Shareholders will confer discretionary authority on our proxies to vote on any proposal presented by a shareholder at that meeting for which the Company has not been provided with notice on or prior to February 3, 2018.

If the date of our 2019 Annual Meeting is a date that is not within 30 days before or 60 days after May 4, 2018, the anniversary date of our 2017 Annual Meeting, notice by the shareholder of a proposal must be received no earlier than the close of business on the 120th day before the 2019 Annual Meeting and not later than the close of business of (i) the 90th day prior to the 2018 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made by us.

If the Reincorporation is approved and consummated and the date of our 2019 Annual Meeting is a date that is not within 30 days before or 60 days after May 4, 2018, the anniversary date of our 2018 Annual Meeting, shareholder director nominations must be delivered to our principal executive offices not later than the close of business on the 90th day prior to the 2019 Annual Meeting or, if later, the 10th day following the day on which public announcement of the date of the 2019 Annual Meeting is first made by us.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the only business that our Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

[●], 2018

SECTION 382 RIGHTS AGREEMENT
dated as of
July 24, 2017
between
PICO HOLDINGS, INC.
and
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent

1.	CERTAIN DEFINITIONS	1
2.	APPOINTMENT OF RIGHTS AGENT	4
3.	ISSUE OF RIGHTS CERTIFICATES	5
4.	FORM OF RIGHTS CERTIFICATES	6
5.	COUNTERSIGNATURE AND REGISTRATION	6
6.	TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHTS CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOCLEN RIGHTS CERTIFICATES	7
7.	EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS	7
8.	CANCELLATION AND DESTRUCTION OF RIGHTS CERTIFICATES	9
9.	PRESERVATION AND AVAILABILITY OF CAPITAL STOCK	9
10.	PREFERRED STOCK RECORD DATE	10
11.	ADJUSTMENT OF PURCHASE PRICE, NUMBER AND KIND OF SHARES OR NUMBER OF RIGHTS	10
12.	CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES	15
13.	CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS, CASH FLOW OR EARNING POWER	15
14.	FRACTIONAL RIGHTS AND FRACTIONAL SHARES	17
15.	RIGHTS OF ACTION	18
16.	AGREEMENT OF RIGHTS OF HOLDERS	18
17.	RIGHTS CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER	18
18.	CONCERNING THE RIGHTS AGENT	19
19.	MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT	19
20.	DUTIES OF RIGHTS AGENT	19
21.	CHANGE OF RIGHTS AGENT	21
22.	ISSUANCE OF NEW RIGHTS CERTIFICATES	22
23.	REDEMPTION AND TERMINATION	22
24.	NOTICE OF CERTAIN EVENTS	22
25.	NOTICES	23
26.	SUPPLEMENTS AND AMENDMENTS	23
27.	EXCHANGE	23
28.	SUCCESSORS	25
29.	DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS, ETC	25
30.	BENEFITS OF THIS AGREEMENT	25
31.	SEVERABILITY	25
32.	GOVERNING LAW	25
33.	COUNTERPARTS	25
34.	DESCRIPTIVE HEADINGS	25

EXHIBITS

Exhibit A    Form of Certificate of Designation of Series A Junior Participating Preferred Stock

Exhibit B    Form of Rights Certificate

Exhibit C    Summary of Rights to Purchase Series A Junior Participating Preferred Stock

SECTION 382 RIGHTS AGREEMENT
This SECTION 382 RIGHTS AGREEMENT, dated as of July 24, 2017 (this “Agreement”), is made and entered into by and between PICO HOLDINGS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).
RECITALS
WHEREAS, the Company has generated NOLs (as defined in Section 1 hereof) for United States federal and applicable state income tax purposes, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder (and corresponding provisions of applicable state income tax law) and thereby preserve the Company’s ability to utilize fully such NOLs, and, in furtherance of such objective, the Company desires to enter into this Agreement; and
WHEREAS, on July 24, 2017 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on August 4, 2017 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Close of Business on the Distribution Date (as defined in Section 3 hereof) and the Expiration Date (as defined in Section 7(a) hereof).
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:
1.Certain Definitions. For purposes of this Agreement, the following terms have the meanings as indicated below:
(a)    “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or (iv) any Exempted Person. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempted Transaction.
(b)    “Affiliate” and “Associate” shall mean, with respect to any Person, any other Person whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations promulgated thereunder; provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.
(c)    “Agreement” shall have the meaning set forth in the preamble to this Agreement.
(d)    A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” and shall be deemed to “beneficially own” any securities that such Person directly owns, that such Person would be deemed to constructively own, pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single “entity” under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations promulgated thereunder. For the avoidance of doubt, and notwithstanding anything to the contrary herein, any options, warrants or other rights to acquire Common Stock shall be treated as exercised for purposes of calculation of the numerator of a Person’s percentage ownership of Common Stock in the definition of “Acquiring Person”, but not for purposes of calculation of the denominator of such percentage ownership.
(e)    “Board of Directors” shall have the meaning set forth in the recitals to this Agreement.

(f)    “Book Entry Shares” shall mean shares of uncertificated Common Stock registered in book entry form.
(g)    “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(h)    “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(i)    “Code” shall have the meaning set forth in the recitals to this Agreement.
(j)    “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person (or, if such Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first mentioned Person).
(k)    “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.
(l)    “Company” shall have the meaning set forth in the preamble to this Agreement.
(m)    “Current Market Price” shall have the meaning set forth in Sections 11(d)(i) and 11(d)(ii) hereof.
(n)    “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(o)    “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(p)    “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.
(q)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(r)    “Exempted Person” shall mean any Person who, together with all Affiliates and Associates of such Person,
(i)    is the Beneficial Owner of securities (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date), representing 4.99% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the Rights Dividend Declaration Date, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a purchase of shares of Common Stock by the Company; or
(ii)    becomes the Beneficial Owner of securities representing 4.99% or more of the shares of Common Stock then outstanding because of a reduction in the number of shares of Common Stock then outstanding as a result of the purchase by the Company of shares of Common Stock, provided, however, that any such Person described in this clause (ii) shall no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner, at any time after the date such Person became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a purchase of shares of Common Stock by the Company; or
(iii)    who is a Beneficial Owner of 4.99% or more of the shares of Common Stock outstanding at any time and whose beneficial ownership, as determined by the Board of Directors in its sole discretion, (x) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits or (y) is otherwise in the best interests of the

Company, provided, however, that if a Person is an Exempted Person solely by reason of this clause (iii), then such Person shall cease to be an Exempted Person if (A) such Person ceases to beneficially own 4.99% or more of the shares of the then outstanding Common Stock, (B) after the date of such determination by the Board of Directors, such Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Beneficial Ownership of Common Stock that such Person had at any time since the date such Person first became the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, or (y) as a result of a purchase of shares of Common Stock by the Company, or (z) the Board of Directors, in its sole discretion, makes a contrary determination with respect to the effect of such Person’s beneficial ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits.
A purchaser, assignee or transferee of the shares of Common Stock (or warrants or options exercisable for Common Stock) from an Exempted Person shall not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or an inheritance from an Exempted Person shall be an Exempted Person, so long as such Person continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock.
(s)    “Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.
(t)    “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(u)    “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(v)    “NOLs” shall mean the Company’s net operating loss carryforwards.
(w)    “Person” shall mean any individual, firm, corporation, limited liability company, partnership or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as such term is defined in Section 1.382-2T(f)(13) of the Treasury Regulations).
(x)    “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of the Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of Preferred Stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.
(y)    “Principal Party” shall have the meaning set forth in Section 13(b) hereof.
(z)    “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.
(aa)    “Record Date” shall have the meaning set forth in the recitals to this Agreement.
(bb)    “Right” shall have the meaning set forth in the recitals to this Agreement.
(cc)    “Rights Agent” shall have the meaning set forth in the preamble to this Agreement.
(dd)    “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.
(ee)    “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.
(ff)    “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.
(gg)    “Section 13 Event” shall mean any event described in clause (x), (y) or (z) of Section 13(a) hereof.
(hh)     “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided, however, that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.
(ii)    “Stockholder Approval” shall mean the ratification of this Agreement by the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote thereon at a meeting of stockholders of the Company (including any adjournment or postponement thereof), duly held in accordance with the Company’s Certificate of Incorporation, as amended, and by-laws, as amended (as each may hereafter be amended from time to time) and applicable law, at which a quorum is present.
(jj)    “Subsidiary” shall mean, with reference to any Person, any Person of which a majority of the voting power of voting equity securities or equity interests is beneficially owned, directly or indirectly, by such Person or otherwise controlled by such Person.
(kk)    “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.
(ll)    “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(mm)    “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.
(nn)    “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.
(oo)    “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code, as amended.
(pp)    “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.
2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent, setting forth the respective duties of the Rights Agent and any co-rights agent; provided, however, that the Rights Agent shall have no duty to supervise and in no event shall be liable for the acts or omissions of any such co-rights agents.
3.    Issue of Rights Certificates.
(a)    Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), or (ii) the Close of Business on the tenth Business Day (or such later date as the Board of Directors shall determine prior to such time as any Person becomes an Acquiring Person) after the date that a tender or an exchange offer by any Person (other than any Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of such Common Stock (which such certificates for the Common Stock shall also be deemed to be certificates for the Rights) or, in the case of Book Entry Shares, by notation in accounts reflecting the ownership of such Common Stock (which such Book Entry Shares for the Common Stock shall also be deemed to be certificates for the Rights), and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, and the Rights Agent will countersign and the Company will send or cause to be sent or the Rights Agent will, if requested to do so by the Company and provided with all necessary documentation and information, in form and substance reasonably satisfactory to the Rights Agent, send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder as shown on the records of the Company or the transfer agent or registrar for the shares of Common

Stock, one or more rights certificates, in substantially the form of Exhibit B attached hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that the Rights Certificates representing only whole numbers of the Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two (2) Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
(b)    The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of the Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock or Book Entry Shares, and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earliest of the Distribution Date, the Expiration Date (as such term is defined in Section 7 hereof) or the redemption of the Rights pursuant to Section 23 hereof, the transfer of any shares of the Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.
(c)    The Rights shall be issued in respect of all shares of the Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earliest of the Distribution Date, the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof. Certificates and Book Entry Shares representing such shares of the Common Stock shall also be deemed to be certificates for the Rights, and shall bear a legend substantially in the following form:
“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Section 382 Rights Agreement between PICO Holdings, Inc. (the “Company”) and Computershare Trust Company, N.A. (or any successor rights agent), as rights agent (the “Rights Agent”), dated as of July 24, 2017, as the same may be amended or supplemented from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the office or offices of the Rights Agent designated for such purpose. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after the receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, the Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.”
With respect to such certificates or Book Entry Shares, as applicable, containing a legend in substantially the form as the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates or Book Entry Shares, as applicable, shall be evidenced by such certificates or Book Entry Shares, as applicable, alone, and the registered holders of the Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates or Book Entry Shares, as applicable, shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Notwithstanding the provisions of this Section, neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
4.    Form of Rights Certificates.
(a)    The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form as set forth in Exhibit B attached hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of the Rights with respect to Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to the holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding, which has as a primary purpose or effect avoidance of Section 7(e) hereof, or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon the transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) a legend substantially in the following form:
“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”
The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e) hereof.
5.    Countersignature and Registration.
(a)    The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer or any executive officer of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such an officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificates, shall be a proper officer of the Company to sign such Rights Certificates, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Rights Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Rights Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Rights Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Rights Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Rights Certificate, is properly authorized to countersign such Rights Certificate, although at the date of the execution of this Agreement any such person was not so authorized.
(b)    Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant documentation and information referred to in Section 3(a) above, the Rights Agent shall keep, or cause to be kept, at its office or offices designated as the appropriate place(s) for the surrender of the Rights Certificates upon the exercise or transfer thereof, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.
6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)    Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date or the redemption of the Rights pursuant to Section 23 hereof, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such a request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee (if required) and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of securities of the Company, as the Company or the Rights Agent may reasonably request. Thereupon the Rights Agent shall, subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 27 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of the Rights Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.
(b)    Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon the surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)    Subject to Section 7(e) and Section 27 hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability as set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon the surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed, if required), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable and an amount equal to any tax or charge required to be paid under Section 9(e) below, at or prior to the earliest of (i) the Close of Business on July 24, 2020 (if and only if Stockholder Approval has been obtained on or prior to the final adjournment of the annual meeting of the stockholders of the Company scheduled to be held in 2018) (the “Final Expiration Date”), (ii) the date of the final adjournment of the annual meeting of the stockholders of the Company scheduled to be held in 2018 (if and only if Stockholder Approval has not been obtained on or prior to such date), (iii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iv) the time at which all of the Rights (other than the Rights that have become void pursuant to the provisions of Section 7(e) hereof) are exchanged for Common Stock or other assets or securities as provided in Section 27 hereof, (v) the time at which the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, or (vi) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward (the earliest of (i) and (ii) and (iii) and (iv) and (v) and (vi) being herein referred to herein as the “Expiration Date”). Except for those provisions herein that expressly survive the termination of this Agreement, this Agreement shall terminate upon the earlier of the Expiration Date and such time as all outstanding Rights have been exercised, redeemed or exchanged hereunder.
(b)    The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $67.50, and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c)    Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandths of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon the exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) when necessary to comply with this Agreement, after receipt thereof, deliver such cash as described in clause (ii) hereof, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Rights Agent for credit to the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of the Rights, a number of the Rights be exercised so that only whole shares of the Preferred Stock would be issued.
(d)    In case the registered holder of any Rights Certificate shall properly exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by any Person known to be (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to the holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, agreement, arrangement or understanding, which has as a primary purpose or effect the avoidance of this Section 7(e), or (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.
(f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, as the Company or the Rights Agent may reasonably request.
8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
9.    Reservation and Availability of Capital Stock.
(a)    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)    So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)    The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon the exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Securities Act of 1933 with respect to the securities purchasable upon the exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded, in each case with simultaneous written notice to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.
(d)    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon the exercise of the Rights shall, at the time of delivery of the certificates for such shares (or Units) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.
(e)    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and/or charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of the Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of the Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.
10.    Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of the Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the

Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)    (11)    In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon the exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
(i)    In the event any Person shall become an Acquiring Person, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to herein as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).
(ii)    In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation but not outstanding, subscribed for or reserved for issuance for purposes other than upon the exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon the exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.
(b)    In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon the exercise of one Right. In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)    In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of Preferred Stock or capital stock, as the case may be, issuable upon the exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)    (11)    For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common

Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The Nasdaq Global Select Market or, if the shares of Common Stock are not listed or admitted to trading on The Nasdaq Global Select Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such other system then in use, or, if on any such date the shares of Common Stock are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(i)    For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, the Current Market Price per share of Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a Unit shall be equal to the Current Market Price of one share of Preferred Stock divided by 1,000.
(e)    Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or a decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share of capital stock or one-ten millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.
(f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon the exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.
(g)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.

(h)    Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth of a share of Preferred Stock) obtained by:
(i)    multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and
(ii)    dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If the Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the holders of record of the Rights Certificates on such record date the Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon the surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. The Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of the Rights Certificates on the record date specified in the public announcement.
(j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandths of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.
(k)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.
(l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to the holders of its Preferred Stock shall not be taxable to such stockholders.

(n)    The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of the Rights previously owned by such Person or any of its Affiliates and Associates.
(o)    The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(p)    Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.
12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate.
13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)    In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of shares of Preferred Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to herein as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.
(b)    “Principal Party” shall mean:
(i)    in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and
(ii)    in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve-month period registered under Section 12 of the Exchange Act, and such Person is a direct or an indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.
(c)    The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:
(i)    prepare and file a registration statement under the Securities Act of 1933, with respect to the Rights and the securities purchasable upon the exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement (A) to become effective as soon as practicable after such filing and (B) to remain effective (with a prospectus at all times meeting the requirements of the Securities Act of 1933) until the Expiration Date; and
(ii)    take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon the exercise of the Rights, including, but not limited to, the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and
(iii)    deliver to the holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.
The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
14.    Fractional Rights and Fractional Shares.
(a)    The Company shall not be required to issue fractions of the Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute the Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading

Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The Nasdaq Global Select Market or, if the Rights are not listed or admitted to trading on The Nasdaq Global Select Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.
(b)    The Company shall not be required to issue fractions of shares of the Preferred Stock (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandths of a share of Preferred Stock, the Company may pay to the registered holders of the Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandths of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandths of a share of Preferred Stock shall be one one-thousandths of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)    Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of the Common Stock upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of the Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one (1) share of Common Stock shall be the closing price of one (1) share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(d)    The holder of a Right by the acceptance of such Right expressly waives his or her right to receive any fractional Rights or any fractional shares upon the exercise of a Right, except as permitted by this Section 14.
(e)    Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment(s) and the price(s) and/or formula(s) utilized in calculating such payment(s), and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payment(s). The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and such sufficient monies.
15.    Rights of Action. All rights of action in respect of this Agreement, except for the rights of action that are given to the Rights Agent hereunder, including Section 18 or Section 20 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of the Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
16.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)    after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
(c)    subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and
(d)    notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or an administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligations; provided, however, the Company must use its reasonable best efforts to have any such injunction, order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.
17.    Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to such stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting such stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
18.    Concerning the Rights Agent.
(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense (including the reasonable and documented fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.
(b)    The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate (including in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for the Common Stock, Preferred Stock or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in accordance with the provisions hereof.
(c)    The provisions of this Section 18 and Section 20 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
19.    Merger Or Consolidation Or Change Of Name Of Rights Agent.
(a)    Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
(b)    In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver the Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of the Rights Certificates, by their acceptance thereof, shall be bound:
(a)    The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith and in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties under this Agreement, the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors, the Principal Executive Officer, the Chief Operating Officer, the Principal Financial Officer or any executive officer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)    The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited in the aggregate to the amount of annual fees paid by the Company to the Rights Agent. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)    The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment required hereunder, including under the provisions of Section 11 or Section 13 hereof, or liable or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of the Rights evidenced by the Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 hereof, upon which the Rights Agent may rely, describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.
(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or any executive officer of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the advice or instructions of any such officer or for any delay in acting while waiting for these instructions.
(h)    The Rights Agent and any stockholder, affiliate, member, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, member, director, officer, agent, representative or employee from acting in any other capacity for the Company or for any other legal entity.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.
(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and the Preferred Stock, by trackable mail, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may, in its sole discretion, remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and the Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his/her/its Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust and/or stock transfer powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
22.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing the Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of the Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of the Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
23.    Redemption and Termination.
(a)    The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the twentieth day following the Record Date), or (ii) the Final Expiration Date, direct the Company to, and if so directed, the Company shall redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to herein as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price,” as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole discretion, may establish.
(b)    Immediately upon the action of the Board of Directors ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of the Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give prompt written notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
24.    Notice of Certain Events.
(a)    In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of the Preferred Stock or to make any other distribution to the holders of the Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of the Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of the outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining the holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.
(b)    In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to the holders of the Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
25.    Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
PICO Holdings, Inc.
Attn: Chief Executive Officer
7979 Ivanhoe Avenue, Suite 300
La Jolla, California 92037
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021
Attn: Client Services
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of the Common Stock) shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent (or, if prior to the Distribution Date, of the transfer agent for the shares of Common Stock).
26.    Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of the Common Stock. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of the Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of the Rights. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties or obligations under this Agreement. Prior to the Distribution Date, the interests of the holders of the Rights shall be deemed coincident with the interests of the holders of the Common Stock.

27.    Exchange.
(a)    (27)    The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include the Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement (such exchange ratio being hereinafter referred to herein as the “Section 27(a)(i) Exchange Ratio”). Notwithstanding the foregoing, the Company may not effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.
(i)    The Company may, at its option, at any time after the Stock Acquisition Date, upon resolution by the Board of Directors, exchange all or part of the then outstanding and exercisable Rights (which shall not include the Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio as specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to such adjustment, each Right may be exchanged for that number of shares of Common Stock obtained by dividing the Adjustment Spread (as defined below) by the then Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the earlier of (i) the date on which any Person becomes an Acquiring Person or (ii) the date on which a tender or an exchange offer by any Person (other than an Exempted Person, the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-4(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof such Person would be the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such exchange ratio being referred to herein as the “Section 27(a)(ii) Exchange Ratio”). The “Adjustment Spread” shall equal (x) the aggregate market price on the date of such event of the number of Adjustment Shares determined pursuant to Section 11(a)(ii) hereof minus (y) the Purchase Price.
(ii)    Notwithstanding anything contained in this Section 27(a) to the contrary, the Company may not exchange any Rights pursuant to this Section 27(a) unless such exchange is approved by a majority of the members of the Board of Directors.
(b)    Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Section 27(a)(i) Exchange Ratio or Section 27(a)(ii) Exchange Ratio, as the case may be. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to the Rights Agent and all of the holders of such Rights in accordance with Section 25. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of shares of the Common Stock for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of the Rights.
(c)    In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of the Rights as contemplated in accordance with this Section 27, the Company shall make adequate provision to substitute (to the extent that there are insufficient shares of Common Stock available) (1) cash, (2) other equity securities of the Company, (3) debt securities of the Company, (4) other assets or (5) any combination of the foregoing, having an aggregate value per Right equal to (x) in the case of an exchange pursuant to Section 27(a)(i) hereof, the then current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Stock multiplied by the Section 27(a)(i) Exchange Ratio and (y) in the case of an exchange pursuant to Section 27(a)(ii) hereof, the Adjustment Spread, where such aggregate value has been determined by a majority of the members of the Board of Directors, after receiving advice from a nationally recognized investment banking firm. To the extent that the Company determines that any such substitution must be made, the Company shall provide, subject to Section 7(e) hereof, that such substitution shall apply uniformly to all outstanding Rights.
(d)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purpose of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of the exchange pursuant to this Section 27.
28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
29.    Determinations and Actions by the Board of Directors, etc. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.
30.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock).
31.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the twentieth day following the date of such determination by the Board of Directors; provided, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.
32.    Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.
33.    Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.
34.    Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.
35.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this SECTION 382 RIGHTS AGREEMENT to be duly executed, all as of the day and year first above written.

PICO HOLDINGS, INC. By: /s/ Maxim C. W. Webb Name: Maxim C. W. Webb Title: Chief Executive Officer President and Chairman of the Board
COMPUTERSHARE TRUST COMPANY, N.A. By: /s/ Kathy Heagerty Name: Kathy Heagerty Title: Vice President & Manager, Relationship Management

EXHIBIT A
Form of Certificate of Designation
CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
PICO HOLDINGS, INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of PICO HOLDINGS, INC., a Delaware corporation (the “Company”), on July 24, 2017:
RESOLVED, that pursuant to the authority vested in the board of directors of the Company (the “Board of Directors”) by the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.001 per share, of the Company, to be designated “Series A Junior Participating Preferred Stock”, initially consisting of 100,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Junior Participating Preferred Stock are not stated and expressed in the Certificate of Incorporation, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):
1.    Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 100,000.
2.    Dividends and Distributions.
(a)    The holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and November in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series A Junior Participating Preferred Stock. In the event the Company shall at any time after July 24, 2017 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case, the amount to which the holders of shares of the Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    The Company shall declare a dividend or distribution on the outstanding shares of the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the outstanding shares of the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)    Dividends shall begin to accrue and be cumulative on the outstanding shares of the Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of the holders of shares of the Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of the holders of shares of the Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.
3.    Voting Rights. The holders of shares of the Series A Junior Participating Preferred Stock shall have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of the Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case, the number of votes per share to which the holders of shares of the Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein or by applicable law, the holders of shares of the Series A Junior Participating Preferred Stock and the holders of shares of the Common Stock shall vote together as one class on all matters submitted to a vote of the stockholders of the Company.
(c)    (3)    If at any time dividends on any Series A Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of the Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of the Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.
(i)    During any default period, such voting right(s) of the holders of the Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) or at any annual meeting of the stockholders, and thereafter at annual meetings of the stockholders, provided that, such voting right(s) shall not be exercised unless the holders of ten percent (10%) in the number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of the Common Stock shall not affect the exercise by the holders of the Preferred Stock of such voting right(s). At any meeting at which the holders of the Preferred Stock shall exercise such voting right(s) initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of the Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.
(ii)    Unless the holders of the Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of the Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Company. Notice of such meeting and of any annual meeting at which the holders of the Preferred Stock are entitled to vote pursuant to this paragraph (c)(iii) shall be given to each holder of record of the Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Company. Such meeting shall be called for a time not earlier than twenty (20) days and not later than sixty (60) days after such order or request, or in default of the calling of such meeting within sixty (60) days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (c)(iii), no such special meeting shall be called during the period within sixty (60) days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iii)    In any default period, the holders of the Common Stock, and other classes of stock of the Company if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of the Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of the Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (c)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (c) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.
(iv)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Certificate of Incorporation or by-laws of the Company irrespective of any increase made pursuant to the provisions of paragraph (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by applicable law or in the Certificate of Incorporation or by-laws of the Company). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.
(d)    Except as set forth herein, the holders of the Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with the holders of the Common Stock as set forth herein) for taking any corporate action.
4.    Certain Restrictions.
(a)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:
(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that, the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or
(b)    purchase or otherwise acquire for consideration any shares of the Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(c)    The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
5.    Reacquired Shares. Any shares of the Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.
6.    Liquidation, Dissolution or Winding Up.
(a)    Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of the Series A Junior Participating Preferred Stock shall have received an amount equal to $1,000 per share of the Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of the Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of the Series A Junior Participating Preferred Stock and Common Stock, respectively, the holders of the Series A Junior Participating Preferred Stock and the holders of shares of the Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of the Common Stock.
(c)    In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case, the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
7.    Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case, the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8.    No Redemption. The shares of the Series A Junior Participating Preferred Stock shall not be redeemable.
9.    Amendment. The Certificate of Incorporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.
10.    Fractional Shares. The Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of the Series A Junior Participating Preferred Stock.

EXHIBIT B

[FORM OF RIGHTS CERTIFICATE]
Certificate No. R-Rights
NOT EXERCISABLE AFTER JULY 24, 2020 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]
Rights Certificate
PICO HOLDINGS, INC.
This certifies that [ ], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of July 24, 2017 (the “Rights Agreement”), between PICO Holdings, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on July 24, 2020, at the office or offices of the Rights Agent designated for such purpose, or its successor(s) as Rights Agent, one one-thousandths of a fully paid, non-assessable share of the Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $67.50 per one one-thousandths of a share (the “Purchase Price”), upon the presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon the exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 24, 2017, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances as specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances as set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office or offices of the Rights Agent and are also available upon written request to the Rights Agent.
This Rights Certificate, with or without other Rights Certificates, upon the surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing the Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon the surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the close of business on (i) the tenth day following the Stock Acquisition Date (as such term is defined in the Rights Agreement) (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date (as such term is defined in the Rights Agreement). In addition, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than the Rights which are not subject to such exchange) will terminate and the Rights will only enable the holders to receive the shares issuable upon such exchange.
No fractional shares of the Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.
No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to such stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting such stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officer(s) of the Company and its corporate seal.

Attest: By:	PICO HOLDINGS, INC. By: Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A. By: Name: Title:

[FORM OF REVERSE SIDE OF RIGHTS CERTIFICATE]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED hereby sells, assigns and transfers unto (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.
Dated:
Signature:
Medallion Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and
(2)    after due inquiry and to the best knowledge of the undersigned, he/she/it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement).
Dated:
Signature:
Medallion Signature Guaranteed:
NOTICE
The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if the holder desires to exercise the Rights represented by the Rights Certificate.)
To: PICO HOLDINGS, INC.:
The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other Person (as such term is defined in the Rights Agreement) which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to or that such shares be credited to the book-entry account of:
Please insert social security or other identifying number __________________
(Please print name and address):____________________________________________________
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or other identifying number
(Please print name and address):
Dated:
Signature:
Medallion Signature Guaranteed:
Certificate
The undersigned hereby certifies by checking the appropriate boxes that:
(1)    the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and
(2)    after due inquiry and to the best knowledge of the undersigned, he/she/it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement).
Dated:
Signature:
Medallion Signature Guaranteed:
NOTICE
The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE SERIES A JUNIOR

PARTICIPATING PREFERRED STOCK

On July 24, 2017, the Board of Directors of PICO HOLDINGS, INC. (the “Company”) approved the execution of a Section 382 Rights Agreement (the “Rights Agreement”) between the Company and COMPUTERSHARE TRUST COMPANY, N.A., as rights agent (the “Rights Agent”). The Rights Agreement provides for a distribution of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding to stockholders of record at the close of business on August 4, 2017 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit (a “Unit”) consisting of one one-thousandths of a share of the Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), at a Purchase Price of $67.50 per Unit (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.
The Board of Directors of the Company adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) to reduce potential future federal income tax obligations. The Company has experienced substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated by the Internal Revenue Service and the corresponding state authorities, the Company may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code, its ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.
A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This Summary of Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.
Distribution Date; Acquiring Persons; Transfer of Rights. Initially, the Rights will be attached to all Common Stock then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions as specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding shares of Common Stock (the “Stock Acquisition Date”) or (ii) ten (10) business days following the commencement of a tender offer or an exchange offer that would result in a person or group beneficially owning 4.99% or more of the outstanding shares of Common Stock. The definition of Acquiring Person excludes any Exempted Person (as defined below) and any person who would become an Acquiring Person solely as a result of an Exempted Transaction (as defined below). Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or book entry accounts, in the case of uncertificated shares) and will be transferred with and only with such Common Stock, (ii) new Common Stock certificates (or book entry accounts, in the case of uncertificated shares) after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the transfer of any shares of Common Stock outstanding will also constitute the transfer of the Rights associated with such shares of Common Stock.
As soon as practicable after the Distribution Date, the Rights Certificates will be mailed to the holders of record of the Common Stock as of the close of business on the Distribution Date. Thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors of the Company, only shares of Common Stock issued prior to the Distribution Date will be issued with the Rights.
Exempted Persons. The following persons shall be “Exempted Persons” under the Rights Agreement:
(i)    Any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock outstanding on July 24, 2017 will be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and shall be deemed an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Common Stock that such person had at any time since July 24, 2017, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a purchase of shares of Common Stock by the Company.
(ii)    In addition, any person who, together with all affiliates and associates of such person, becomes the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock then outstanding as a result of a purchase by the Company of shares of Common Stock will also be an “Exempted Person.” However, any such person will no longer be deemed to be an Exempted Person and will be deemed to be an Acquiring Person if such person, together with all affiliates and associates of such person, becomes the beneficial owner, at any time after the date such person became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Beneficial Ownership (as defined in the Rights Agreement) of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (x) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (y) as a result of a purchase of shares of Common Stock by the Company.
(iii)    In addition, any person who, together with all affiliates and associates of such person, is the beneficial owner of Common Stock, options and/or warrants exercisable for shares of Common Stock representing 4.99% or more of the shares of Common Stock outstanding at any time, and whose beneficial ownership, as determined by the Board of Directors of the Company, in its sole discretion, (x) would not jeopardize or endanger the availability of the Company of its NOLs or certain other tax benefits or (y) is otherwise in the best interests of the Company, will be an Exempted Person. However, any such person will cease to be an Exempted Person if (A) such person ceases to beneficially own 4.99% or more of the shares of the then outstanding Common Stock, or (B) after the date of such determination by the Board of Directors of the Company, such person, together with all affiliates and associates of such person, becomes the beneficial owner of securities representing a percentage of Common Stock that exceeds by 1% or more the lowest percentage of Beneficial Ownership of Common Stock that such person had at any time since the date such person first became the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, except solely (I) pursuant to equity compensation awards granted to such person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof or (II) as a result of a purchase of shares of Common Stock by the Company, or (C) the Board of Directors of the Company, in its sole discretion, makes a contrary determination with respect to the effect of such person’s beneficial ownership (together with all affiliates and associates of such person) with respect to the availability to the Company of its NOLs or certain other tax benefits.
A purchaser, assignee or transferee of the shares of Common Stock (or options or warrants exercisable for Common Stock) from an Exempted Person will not thereby become an Exempted Person, except that a transferee from the estate of an Exempted Person who receives Common Stock as a bequest or an inheritance from an Exempted Person shall be an Exempted Person so long as such transferee continues to be the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock.
Exempted Transactions. An “Exempted Transaction” is any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.
Exercisability; Expiration. The Rights are not exercisable until the Distribution Date and will expire on the earliest of (i) the close of business on July 24, 2020 (if stockholder approval for the Rights Agreement has been obtained on or prior to the annual meeting of the stockholders of the Company scheduled to be held in 2018), (ii) the date of the final adjournment of the annual meeting of the stockholders of the Company scheduled to be held in 2018 (if stockholder approval for the Rights Agreement has not been obtained on or prior to such date), (iii) the time at which the Rights are redeemed pursuant to the Rights Agreement, (iv) the time at which the Rights are exchanged pursuant to the Rights Agreement, (v) the time at which the Board of Directors of the Company determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits, or (vi) the beginning of a taxable year of the Company to which the Board of Directors of the Company determines that certain tax benefits may not be carried forward. At no time will the Rights have any voting power.
In the event that an Acquiring Person becomes the beneficial owner of 4.99% or more of the then outstanding shares of Common Stock, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. The exercise price is the Purchase Price times the number of Units associated with each Right (initially, one). Notwithstanding any of the foregoing, following the occurrence of an Acquiring Person becoming such (a “Flip-In Event”), all Rights that are, or (under certain circumstances as specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, the Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.
In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation; (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock is changed or exchanged; or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon the exercise of the Right, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph (a “Flip-Over Event”) and in the second preceding paragraph are referred to herein as the “Triggering Events.”
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to the stockholders or to the Company, the stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company as set forth above or in the event the Rights are redeemed.
Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if the holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).
With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.
Exchange. At any time after the Stock Acquisition Date, the Board of Directors of the Company may exchange the Rights (other than the Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio equal to (i) a number of shares of Common Stock per Right with a value equal to the spread between the value of the number of shares of Common Stock for which the Rights may then be exercised and the Purchase Price or (ii) if prior to the acquisition by the Acquiring Person of 50% or more of the then outstanding shares of Common Stock, one share of Common Stock per Right (subject to adjustment).
Redemption. At any time until ten (10) days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right. Immediately upon the action of the Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price.
Amendments. Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. From and after the Distribution Date, the provisions of the Rights Agreement may be amended by such Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of the holders of the Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E38008-P04241-Z71936

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PICO HOLDINGS, INC.

The Board of Directors recommends you vote FOR ALL director nominees listed in Proposal 1 and FOR Proposal 2, Proposal 3 and Proposal 4.

Nominees:	For	Against	Abstain
1a. Gregory Bylinsky	☐	☐	☐
1b. Dorothy Timian-Palmer	☐	☐	☐
1c. Eric H. Speron	☐	☐	☐
1d. Maxim C.W. Webb	☐	☐	☐
1e. Nicole Weymouth	☐	☐	☐
2. To vote, on an advisory basis, to approve the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018.	☐	☐	☐

	For	Against	Abstain
4. To ratify the Company's Section 382 Rights Agreement.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com.

E38009-P04241-Z71936

PICO HOLDINGS, INC.
Annual Meeting of Shareholders
May 3, 2018 10:00 AM (PDT)
This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or internet, and appoint Maxim C.W. Webb and John T. Perri, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of PICO HOLDINGS, INC. that you are entitled to vote at the Annual Meeting of Shareholders to be held at the Peppermill Resort, 2707 S Virginia Street, Valleyview Suite, 17th Floor, Reno, Nevada 89502, on Thursday, May 3, 2018, and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated March 23, 2018.

In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting subject to the conditions described in PICO's Annual Meeting Proxy Statement. This Proxy, when properly executed, will be voted in the manner directed herein.

This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is indicated, this proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

Continued and to be signed on reverse side